UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file Number 811-01807

Value Line Larger Companies Focused Fund, Inc.

(Exact name of registrant as specified in charter)

7 Times Square, New York, N.Y. 10036

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 212-907-1900

Date of fiscal year end: December 31, 2019

Date of reporting period: June 30, 2019

Item 1. Reports to Stockholders.

A copy of the Semi-Annual Report to Stockholders for the period ended 6/30/19 is included with this Form.

Semi-Annual Report
June 30, 2019

Value Line Premier Growth Fund, Inc.
(VALSX)
Value Line Mid Cap Focused Fund, Inc.
Investor Class (VLIFX)
Institutional Class (VLMIX)
Value Line Capital Appreciation Fund, Inc.
Investor Class (VALIX)
Institutional Class (VLIIX)
Value Line Larger Companies Focused Fund, Inc.
Investor Class (VALLX)
Institutional Class (VLLIX)
Beginning May 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.vlfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change, and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or if you are a direct investor, by signing up for e-delivery (800-243-2729).
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can contact the Fund to continue receiving paper copies of your shareholder reports (800-243-2729). Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all the funds held with the fund complex if you invest directly with the Fund.
This unaudited report is issued for information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of the Funds (obtainable from the Distributor).

President’s Letter (unaudited)

Dear Fellow Shareholders:
We are pleased to present you with this semi-annual report for Value Line Premier Growth Fund, Inc., Value Line Mid Cap Focused Fund, Inc., Value Line Capital Appreciation Fund, Inc. and Value Line Larger Companies Focused Fund, Inc. (individually, a “Fund” and collectively, the “Funds”) for the six months ended June 30, 2019.
During the semi-annual period, virtually all broad U.S. equity indices generated double-digit positive returns. Notably, all four Funds posted more robust double-digit positive returns during the semi-annual period that significantly outperformed their respective benchmark index on a relative basis. Further, the semi-annual period was highlighted by each of the four equity and hybrid Value Line Funds being recognized for its long-term performance and/or attractive risk profiles.
•
Value Line Premier Growth Fund, Inc.* outpaced the category average return of its peers for the one-, three-, five- and ten-year periods ended June 30, 2019 (mid-cap growth category), as measured by Morningstar.1 Additionally, the Fund earned an overall four-star rating from Morningstar2 in the mid-cap growth category among 539 funds as of June 30, 2019 based on risk-adjusted returns. Morningstar gave the Fund an overall Risk Rating of Low.i

•
Value Line Mid Cap Focused Fund, Inc.* outpaced the category average return of its peers for the one-, three-, five- and ten-year periods ended June 30, 2019 (mid-cap growth category), as measured by Morningstar,1 ranking in the top 22% or better of its peer category in each of those time periods. Additionally, the Fund earned an overall five-star rating from Morningstar2 in the mid-cap growth category among 539 funds as of June 30, 2019 based on risk-adjusted returns. Morningstar gave the Fund an overall Risk Rating of Low and an overall Return Rating of Above Average.ii

•
Value Line Capital Appreciation Fund, Inc.* outpaced the category average return of its peers for the one-, three-, five- and ten-year periods ended June 30, 2019 (allocation -70% to 85% equity category), as measured by Morningstar,1 ranking in the top 21% or better of its peer category in each of those time periods. Additionally, the Fund earned an overall five-star rating from Morningstar2 in the allocation -70% to 85% equity category among 317 funds as of June 30, 2019 based on risk-adjusted returns. Morningstar gave the Fund an overall Return Rating of Above Average.iii

•
Value Line Larger Companies Focused Fund, Inc.* outpaced the category average return of its peers for the three-, five- and ten-year periods ended June 30, 2019 (large growth category), as measured by Morningstar.1 Additionally, the Fund earned an overall four-star rating from Morningstar2 in the large growth category among 1,235 funds as of June 30, 2019 based on risk-adjusted returns.iv

On the following pages, the Funds’ portfolio managers discuss the management of their respective Funds during the semi-annual period. The discussions highlight key factors influencing recent performance of the Funds. You will also find a Schedule of Investments and financial statements for each of the Funds.
Before reviewing the performance of your individual mutual fund investment(s), we encourage you to take a brief look at the major factors affecting the financial markets during the six months ended June 30, 2019, especially given the newsworthy events of the semi-annual period. With meaningful trends and some surprising shifts during the first half of 2019 in several drivers of the capital markets, we also invite you to take this time to consider a broader diversification strategy by including additional Value Line Funds in your investment portfolio. You can find out more about the entire family of Value Line Funds at our website, www.vlfunds.com.
Economic Review
Overall, the semi-annual period was one of positive but weakening economic growth and lower inflation both in the U.S. and globally. For the first quarter of 2019, U.S. Gross Domestic Product (GDP) growth registered 3.1%, stronger than the 2.2% GDP growth rate for the final quarter of 2018. However, U.S. economic growth is predicted to be notably slower for the second quarter of 2019, with the advance estimate coming in at a 2.1% GDP growth rate. A major reason for the slowdown is a significant weakening in manufacturing, not just in the U.S., but globally. The U.S. ISM Manufacturing Index, an important measure, declined from 56.6 to 51.7 during the first six months of 2019. Germany’s manufacturing index went from near 50 to 45, and China’s manufacturing index was similarly below 50 at the end of the semi-annual period. Continuing trade tensions with China and the levying of tariffs contributed to this global slowdown. Even the U.S. labor market, though still healthy, slowed. While unemployment fell to 3.6%, the lowest level since 1969, non-farm payroll growth, which averaged 223,000 jobs monthly for 2018 slowed to an average of 172,000 jobs monthly for the first half of 2019. Consumer confidence was mixed but ended June 2019 sharply lower as optimism about the labor market and the economy waned on escalating trade tensions with China and Mexico.
On the inflation front, the U.S. Personal Consumption Expenditures Deflator, which is the indicator for average price increases for all domestic personal consumption derived from the largest component of the GDP, averaged 2.0% for 2018 and fell to 1.5% at the end of June 2019. This is significantly below the 2.0% inflation target of the Federal Reserve (the Fed), causing concern over the health of the economy. Another sign pointing to a significant economic slowdown was the U.S. bond market. The three-month U.S. Treasury bill was yielding 2.12% at the end of June 2019, while the five-year U.S. Treasury note had a yield of 1.76%. This differential reflected an inverted yield curve, whereby the shorter maturity security yielded more than the longer

President’s Letter (unaudited) (continued)

maturity security. An inverted yield curve has been a sign, historically, of a recession within the following year or so. While past performance is no guarantee of future results and a recession in the U.S. may well be averted should there be favorable resolution to political and geopolitical headwinds, an inverted yield curve has preceded most economic recessions during the last 50 years.
Against this backdrop of weaker economic data and lower than expected inflation, the Fed significantly shifted its stance from 2018, adopting an increasingly dovish bias as the months progressed in an effort to maintain financial stability following the heightened market volatility of the fourth quarter of 2018. (Dovish tends to imply lower interest rates; opposite of hawkish.) For example, in January 2019, the Fed left its monetary policy unchanged and also eliminated language about “further gradual increases in rates,” cementing investor expectations for a near-term pause in rate hikes. Fed Chair Powell emphasized that the U.S. central bank would be largely guided by inflation indicators as well as by the global economic growth backdrop and the potential for financial market volatility. In March 2019, the Fed paused its near-term fed funds rate increases, announcing it expected no rate increases during 2019 and only one in 2020. In the subsequent months of the semi-annual period, the release of minutes from the Fed’s meetings confirmed policymakers’ dovish tilt. Still, the Fed believed during much of the first half of the calendar year that the economy was in good shape and the slowdown in inflation was transitory. But, as manufacturing data continued to weaken, and the U.S.-China trade talks failed, opinions amongst Fed policymakers began to shift in June 2019 in favor of the need for accommodation. At the Fed’s June 2019 meeting, eight of 12 Fed policymakers projected interest rate cuts in 2019. There was also a consensus among market participants at the end of the semi-annual period that the Fed would likely begin to lower interest rates as soon as July 2019. Other developed markets’ central banks, including the European Central Bank and the Bank of Japan, turned similarly dovish during the semi-annual period.
On the commodities front, markets overall posted double-digit positive returns during the semi-annual period, despite a weak second calendar quarter. Such gains for the semi-annual period as a whole were driven primarily by a recovery in petroleum prices and a rally in gold. Overall, commodities during the first half of 2019 were boosted by the Fed’s dovish turn in its monetary policy, a slightly weaker U.S. dollar and a rallying U.S. equity market that more than offset the headwinds of trade tensions and numerous geopolitical flashpoints.
Equity Market Review
U.S. equities, as measured by the S&P 500® Index3, rose 18.54% during the six months ended June 30, 2019, the strongest first half of a calendar year for the S&P 500® Index since 1997.
After a volatile end to 2018, the U.S. equity market rallied strongly to begin 2019, largely supported by Fed Chair Powell reiterating a “patient” approach to monetary policy that included a pause in interest rate hikes and a nearing end to the Fed’s balance sheet runoff. Economic data, including unemployment, wage growth and housing data, showed strength. Consumer sentiment was also a point of significant strength in the U.S. economy, reaching its highest level in six months by the end of the first quarter of 2019. Economic growth concerns that had dominated the fourth quarter of 2018 failed to completely disappear, however, as fourth quarter 2018 GDP was revised down 0.4% in March 2019 to 2.2%. While the revision was further evidence of a slowing U.S. economy, the result was largely priced in by equity markets and thus had a limited effect on stock prices outside of the historically rate-sensitive financials sector.
During the second quarter of 2019, trade tensions between the U.S. and China dominated headlines, and while the U.S. equity market continued to solidly advance, it did so more moderately than in the prior three months. In April, there was an optimistic consensus view that a trade deal may be imminent, but this optimism faded in May when the U.S. President threatened to raise current tariffs and impose new duties on $300 billion of additional Chinese imports. Also, sanctions were temporarily placed on Huawei, a large Chinese telecommunications company, until they were lifted in June 2019, when any additional tariffs or compromise were postposed. The markets also kept a close eye on the slowing economy and on the Fed during the second quarter, as anticipation of an interest rate cut by the end of 2019 heightened.
As was the case for 2017 and 2018, growth stocks significantly outperformed value stocks across the capitalization spectrum of the U.S. equity market for the semi-annual period ended June 30, 2019. While all capitalization segments posted double-digit positive returns, mid-cap stocks performed best, followed by large-cap stocks and then small-cap stocks. (All as measured by the FTSE Russell indices.3)
In the S&P 500® Index, all 11 sectors posted positive absolute returns during the semi-annual period, with 10 of the 11 generating double-digit gains. Information technology, consumer discretionary and industrials were the best performing sectors in the S&P 500® Index, as measured by total return, while the weakest performing sectors in the S&P 500® Index during the semi-annual period were health care, energy and utilities.
All told, the U.S. equity markets outperformed the international equity markets during the semi-annual period. Developed and emerging market equities, as measured by the MSCI EAFE Index3 and MSCI Emerging Markets Index3, respectively, posted semi-annual returns of 14.03% and 10.58%, respectively. Similarly to the U.S. equity markets, international equity markets recovered from weakness in 2018, supported by the U.S. Fed’s increasingly dovish stance and seemingly significant progress in the trade talks between China and the U.S. But still serving as overhangs to the international equity markets were Brexit concerns, more sluggish economic growth than in the U.S. and more direct impact of degradation of trade talks in the second quarter of 2019.

Fixed Income Market Review
The broad U.S. investment grade fixed income market, as measured by the Bloomberg Barclays US Aggregate Bond Index4, posted a return of 6.11% during the semi-annual period. As both domestic and global economies showed signs of slowing and as key inflation indicators weakened, bond prices rose and yields fell across the yield curve, or spectrum of maturities, during the semi-annual period. The yield on the three-month U.S. Treasury bill fell approximately 33 basis points, the yield on the two-year U.S. Treasury note decreased approximately 73 basis points, and the yield on the five-year U.S. Treasury note fell approximately 83 basis points. The yield on the bellwether 10-year U.S. Treasury note decreased approximately 69 basis points, and the yield on the 30-year U.S. Treasury bond fell approximately 50 basis points during the semi-annual period. (A basis point is 1/100th of a percentage point.) As yields on maturities of one year through seven years dropped more than those on shorter- or longer-term maturities, the U.S. Treasury yield curve flattened5 overall but also partially inverted, meaning three-month yields were higher than those of 10-year U.S. Treasury securities. Indeed, the spread, or yield differential, between the yields on three-month and 10-year U.S. Treasury securities inverted for the first time since 2007. While the bond market was closely watching Fed commentary for signs of a dovish shift in its monetary policy stance, this rally in yields overall and the inversion at the shorter-term end of the yield curve was a clear signal from the bond market that the Fed should start lowering the targeted federal funds rate in an effort to guard against a more significant economic slowdown and potential recession. (Remember, there is usually an inverse relationship between bond prices and yield movements, so that bond prices rise when yields decrease and vice versa.)
Broadly speaking, it was a “risk on” environment within the taxable fixed income market, wherein investors favored higher risk assets. A combination of low global interest rates and still strong credit metrics led investors to reach for yield. High yield corporate bonds, sovereign emerging markets debt and investment grade corporate bonds outpaced U.S. Treasury securities. Within the investment grade corporate bond sector, BBB- rated bonds were the star performers. Commercial mortgage-backed securities and agency securities also outperformed U.S. Treasuries, albeit to a lesser extent. As would be expected, less risky assets, like high quality securitized bonds such as mortgage-backed securities and asset-backed securities, underperformed the returns of U.S. Treasuries during the semi-annual period.
* * *
We thank you for trusting us to be a part of your long-term, comprehensive investment strategy. We appreciate your confidence in the Value Line Funds and look forward to serving your investment needs in the years ahead just as we have been helping to secure generations’ financial futures since 1950 — based on solid fundamentals, sound investment principles and the power of disciplined and rigorous analytics.
If you have any questions or would like additional information on these or other Value Line Funds, we invite you to contact your investment representative or visit us at www.vlfunds.com.
Sincerely,
Mitchell Appel
President of the Value Line Funds
Past performance does not guarantee future results. Investment return and principal value of an investment can fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost; and that current performance may be lower or higher than the performance data quoted. Investors should carefully consider the investment objective, risks, charges and expense of a fund. This and other important information about a fund is contained in the fund’s prospectus. A copy of our funds’ prospectuses can be obtained free of charge by going to our website at www.vlfunds.com or calling toll-free 800.243.2729.
The Value Line Funds are distributed by EULAV Securities LLC.
*
Data, rankings and ratings are based on the Investor Share Class of the Fund.

Morningstar, Inc. is an investment research and investment management firm headquartered in Chicago, Illinois, United States.

The Morningstar RatingTM for funds, or “star rating”, is calculated for managed products (including mutual funds, variable annuity and variable life subaccounts, exchange-traded funds, closed-end funds, and separate accounts) with at least a three-year history. Exchange-traded funds and open-ended mutual funds are considered a single population for comparative purposes. It is calculated based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a managed product’s monthly excess performance, placing more emphasis on downward variations and rewarding consistent performance. The top 10% of products in each product category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. The Overall Morningstar Rating for a managed product is derived from a weighted average of the performance figures associated with its three-, five-, and 10-year (if applicable) Morningstar Rating metrics. The weights are: 100% three-year rating for 36-59 months of total

5

President’s Letter (unaudited) (continued)

returns, 60% five-year rating/40% three-year rating for 60-119 months of total returns, and 50% 10-year rating/30%five-year rating/20% three-year rating for 120 or more months of total returns. While the 10-year overall star rating formula seems to give the most weight to the 10-year period, the most recent three-year period actually has the greatest impact because it is included in all three rating periods.
i
For Value Line Premier Growth Fund, Inc.: Four-star rating for 3-year (539 funds), 5-year (484 funds), 10-year (367 funds) and overall (539 funds) periods ended June 30, 2019. All in the mid-cap growth category. Morningstar Risk: Low for the 3-year, 5-year, 10-year and overall periods ended June 30, 2019.

i1
For Value Line Mid Cap Focused Fund, Inc.: Ranked by Morningstar in the top 1% for one-year (602 funds), top 22% for three-year (539 funds), top 7% for five-year (484 funds), and top 17% for 10-year (367 funds) periods ended June 30, 2019. All in the Morningstar mid-cap growth category. Four-star rating for 3-year (539 funds) period ended June 30, 2019; five-star rating for 5-year (489 funds), 10-year (367 funds) and overall (539 funds) periods ended June 30, 2019. All in the mid-cap growth category. Morningstar Risk: Low for the 3-year, 5-year, 10-year and overall periods ended June 30, 2019. Morningstar Return: Above Average for the 3-year, 10-year and overall periods ended June 30, 2019; High for the 5-year period ended June 30, 2019.

iii
For Value Line Capital Appreciation Fund, Inc.: Ranked by Morningstar in the top 10% for one-year (345 funds), top 1% for three-year (317 funds), top 2% for five-year (283 funds) and top 21% for ten-year (200 funds) periods ended June 30, 2019. All in the Morningstar allocation 70% to 85% equity category. Five-star rating for 3-year (317 funds), 5-year (283 funds) and overall (317 funds) periods ended June 30, 2019; four-star rating for 10-year (200 funds) period ended June 30, 2019. All in the allocation-70% to 85% equity category. Morningstar Return: High for the 3-year and 5-year periods ended June 30, 2019; Above Average for the 10-year and overall periods ended June 30, 2019.

iv
For Larger Companies Focused Fund, Inc.: Four-star rating for 3-year (1,235 funds), 5-year (1,100 funds) and overall (1,235 funds) periods ended June 30, 2019; three-star rating for 10-year (812 funds) period ended June 30, 2019. All in the large growth category.

The S&P 500® Index consists of 500 stocks that are traded on the New York Stock Exchange, American Stock Exchange and the NASDAQ national Market System and is representative of the broad stock market. The MSCI EAFE Index is an equity index that captures large-cap and mid-cap representation across 21 developed markets countries around the world, excluding the U.S. and Canada. The index covers approximately 85% of the free float-adjusted market capitalization in each country. The MSCI Emerging Markets Index captures large-cap and mid-cap representation across 24 emerging markets countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country. The FTSE Russell indices are a broad range of U.S. indices that allow investors to track current and historical market performance by specific size, investment style and other market characteristics. These are unmanaged indices and do not reflect charges, expenses or taxes, and it is not possible to directly invest in these indices.

The Bloomberg Barclays US Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS. This is an unmanaged index and does not reflect charges, expenses or taxes, which are deducted from the Fund’s return. It is not possible to directly invest in this index.

A flattening yield curve is one in which the differential between yields on shorter-term and longer-term maturities narrows. A steepening yield curve is one in which longer-term yields are increasingly higher than shorter-term yields.

VALUE LINE PREMIER GROWTH FUND, INC.

PORTFOLIO MANAGEMENT COMMENTARY (unaudited)
INVESTMENT OBJECTIVE
The Fund’s sole investment objective is long-term growth of capital.
Manager Discussion of Fund Performance
Below, Value Line Premier Growth Fund, Inc. portfolio manager Stephen E. Grant discusses the Fund’s performance and positioning for the six months ended June 30, 2019.
How did the Fund perform during the semi-annual period?
The Fund generated a total return of 28.42% during the six months ended June 30, 2019. This compares to the 18.54% return of the Fund’s benchmark, the S&P 500® Index, during the same semi-annual period.
What key factors were responsible for the Fund’s performance during the six-month reporting period?
The Fund significantly outperformed the S&P 500® Index during the six-month reporting period, driven primarily by stock selection overall. Sector allocation decisions as a whole also contributed positively, albeit more modestly, during the reporting period.
Further, during the semi-annual period, growth-oriented stocks outpaced value-oriented stocks by a wide margin. This style preference by investors at large proved a plus for the Fund, which emphasizes growth over value.
Which equity market sectors most significantly affected Fund performance?
The Fund benefited most from effective stock selection in the health care and industrials sectors. Stock selection in the information technology and materials sectors further boosted the Fund’s relative results. The only sector to detract from the Fund’s relative results during the semi-annual period was consumer discretionary, wherein stock selection proved weak.
What were some of the Fund’s best-performing individual stocks?
Among the individual stocks that contributed most to the Fund’s relative results were Heico, which manufactures aerospace and defense products; Mettler-Toledo International, which manufactures weighing instruments for use in laboratory, industrial and food retailing applications; and Idexx Laboratories, which provides diagnostic, detection and information systems for veterinary, food and water testing applications. Each of these stocks enjoyed robust double-digit gains during the semi-annual period driven by better than expected operating performance.
Which stocks detracted significantly from the Fund’s performance during the semi-annual period?
The most significant detractors from the Fund’s performance were those large-cap components of the S&P 500® Index the Fund did not own, namely Microsoft and Facebook, which each posted strong double-digit gains during the semi-annual period. However, the Fund’s strategy is to invest lower on the capitalization spectrum. It does not typically invest in giant, mega-cap companies, with investment research and investment management firm Morningstar placing the Fund in its mid-cap growth category. Also, the Fund’s holding of Rollins, which provides pest control services, detracted from the Fund’s results. Rollins’ shares declined during the semi-annual period primarily attributable to weaker than expected operating performance.
How did the Fund use derivatives and similar instruments during the reporting period?
The Fund did not use derivatives during the reporting period.
Did the Fund make any significant purchases or sales during the semi-annual period?
During the semi-annual period, we established new Fund positions in rail transportation company Union Pacific, scientific instruments manufacturer Thermo Fisher Scientific and semiconductor company Broadcom. Each, in our view, has shown good near- and long-term momentum in its operations and stock prices.
Among the largest eliminations from the Fund’s portfolio were positions in automotive products and services provider LKQ and alcoholic beverage company Brown-Forman, which we believe have diminished long-term growth prospects. Also, software company Ultimate Software Group, in which the Fund held a position, was eliminated from the portfolio by virtue of being acquired during the semi-annual period by a private equity investment firm.

VALUE LINE PREMIER GROWTH FUND, INC. (continued)

Were there any notable changes in the Fund’s weightings during the six-month period?
We shifted from a rather neutral weighting relative to the S&P 500® Index in consumer staples to an underweight during the six-month period ended June 30, 2019. There were no other material changes in the Fund’s sector weightings.
How was the Fund positioned relative to its benchmark index at the end of June 2019?
As of June 30, 2019, the Fund was overweighted relative to the S&P 500® Index in the industrials, information technology and materials sectors. The Fund was underweighted relative to the S&P 500® Index in the financials, consumer discretionary and consumer staples sectors. The Fund was rather neutrally weighted relative to the Index in the health care and real estate sectors and had no allocations to the energy, communication services or utilities sectors on the same date.
What is your tactical view and strategy for the months ahead?
Regardless of market conditions, we intend to stay true to our time-tested investment discipline going forward, seeking to invest in companies that have demonstrated a solid history of consistent growth in both their earnings and stock price. In our view, these companies possess attractive portfolios of proprietary products and services that give them strong market positions and make them less vulnerable to swings in national and international economic conditions. At the same time, we believe the underlying stocks of these companies tend to be less volatile than the average stock in the S&P 500® Index. By maintaining our investment discipline, the Fund has historically provided a smoother ride to investors than its peer group averages. Putting aside short-term ebbs and flows in the equity market, we believe the Fund’s investments are likely to provide superior returns to our shareholders over the long term.

Value Line Premier Growth Fund, Inc.
Portfolio Highlights at June 30, 2019 (unaudited)

Ten Largest Holdings
Issue	Shares	Value	Percentage of Net Assets
Waste Connections, Inc.	173,700	$16,602,246	3.7%
HEICO Corp.	120,081	16,068,039	3.6%
IDEXX Laboratories, Inc.	55,400	15,253,282	3.4%
Mettler-Toledo International, Inc.	17,700	14,868,000	3.3%
Roper Technologies, Inc.	39,000	14,284,140	3.2%
Teledyne Technologies, Inc.	50,200	13,748,274	3.0%
ANSYS, Inc.	61,600	12,616,912	2.8%
Fiserv, Inc.	136,800	12,470,688	2.8%
Accenture PLC	62,500	11,548,125	2.6%
Toro Co. (The)	148,900	9,961,410	2.2%
Asset Allocation – Percentage of Net Assets

Sector Weightings – Percentage of Total Investment Securities*
*
Sector weightings exclude short-term investments.

Value Line Premier Growth Fund, Inc.
Schedule of Investments (unaudited)

Shares		Value
COMMON STOCKS (93.5%)
CONSUMER DISCRETIONARY (5.3%)
	RETAIL (5.3%)
4,100	AutoZone, Inc.*	$4,507,827
16,200	Domino’s Pizza, Inc.	4,508,136
22,600	O’Reilly Automotive, Inc.*	8,346,632
123,200	TJX Companies, Inc. (The)	6,514,816
		23,877,411
		23,877,411
CONSUMER STAPLES (3.6%)
	FOOD (0.1%)
5,000	McCormick & Co., Inc.(1)	775,050
	HOUSEHOLD PRODUCTS (2.2%)
134,800	Church & Dwight Co., Inc.	9,848,488
	RETAIL (1.3%)
22,000	Costco Wholesale Corp.	5,813,720
		16,437,258
FINANCIALS (3.3%)
	BANKS (1.4%)
48,500	HDFC Bank, Ltd. ADR	6,306,940
	COMMERCIAL SERVICES (0.2%)
2,400	MarketAxess Holdings, Inc.(1)	771,408
	INSURANCE (1.7%)
3,000	Alleghany Corp.*	2,043,330
135,000	Arch Capital Group, Ltd.*	5,005,800
3,500	RenaissanceRe Holdings, Ltd.	623,035
		7,672,165
		14,750,513
HEALTHCARE (15.4%)
	BIOTECHNOLOGY (2.5%)
33,200	Alexion Pharmaceuticals, Inc.*	4,348,536
19,600	Illumina, Inc.*	7,215,740
		11,564,276
	ELECTRONICS (3.3%)
17,700	Mettler-Toledo International, Inc.*	14,868,000
	HEALTHCARE PRODUCTS (8.5%)
3,000	Align Technology, Inc.*	821,100
31,039	Covetrus, Inc.*(1)	759,214
68,500	Danaher Corp.	9,790,020
77,600	Henry Schein, Inc.*(1)	5,424,240
Shares		Value
COMMON STOCKS (93.5%) (continued)
	HEALTHCARE PRODUCTS (8.5%) (continued)
55,400	IDEXX Laboratories, Inc.*	$15,253,282
21,000	Thermo Fisher Scientific, Inc.	6,167,280
		38,215,136
	HEALTHCARE SERVICES (1.1%)
10,600	Chemed Corp.	3,824,904
16,200	Encompass Health Corp.	1,026,432
		4,851,336
		69,498,748
INDUSTRIALS (32.1%)
	AEROSPACE & DEFENSE (9.9%)
120,081	HEICO Corp.(1)	16,068,038
15,800	Northrop Grumman Corp.	5,105,138
6,000	Spirit AeroSystems Holdings, Inc. Class A	488,220
50,200	Teledyne Technologies, Inc.*	13,748,274
19,500	TransDigm Group, Inc.*	9,434,100
		44,843,770
	COMMERCIAL SERVICES (3.8%)
12,200	Cintas Corp.	2,894,938
14,800	Equifax, Inc.	2,001,552
66,152	IHS Markit, Ltd.*	4,215,205
220,350	Rollins, Inc.(1)	7,903,955
		17,015,650
	ELECTRICAL EQUIPMENT (2.1%)
103,750	AMETEK, Inc.	9,424,650
	ENVIRONMENTAL CONTROL (4.4%)
38,500	Republic Services, Inc.	3,335,640
173,700	Waste Connections, Inc.	16,602,246
		19,937,886
	HAND & MACHINE TOOLS (1.1%)
9,319	Lincoln Electric Holdings, Inc.	767,140
24,500	Snap-on, Inc.(1)	4,058,180
		4,825,320
	HOUSEWARES (2.2%)
148,900	Toro Co. (The)	9,961,410
	MACHINERY DIVERSIFIED (4.7%)
12,900	Graco, Inc.	647,322
31,850	IDEX Corp.	5,482,659
8,000	Middleby Corp. (The)*	1,085,600
39,000	Roper Technologies, Inc.	14,284,140
		21,499,721
Shares		Value
COMMON STOCKS (93.5%) (continued)
	MISCELLANEOUS MANUFACTURERS (0.9%)
41,600	AO Smith Corp.	$1,961,856
15,700	Carlisle Companies, Inc.	2,204,437
		4,166,293
	TRANSPORTATION (3.0%)
56,000	Canadian National Railway Co.	5,178,880
29,100	J.B. Hunt Transport Services, Inc.	2,660,031
33,000	Union Pacific Corp.	5,580,630
		13,419,541
		145,094,241
INFORMATION TECHNOLOGY (24.6%)
	COMMERCIAL SERVICES (1.7%)
8,200	Automatic Data Processing, Inc.	1,355,706
6,900	Gartner, Inc.*	1,110,486
25,700	WEX, Inc.*	5,348,170
		7,814,362
	COMPUTERS (2.8%)
62,500	Accenture PLC Class A	11,548,125
11,500	CGI, Inc.*(1)	882,855
		12,430,980
	DIVERSIFIED FINANCIAL SERVICES (1.9%)
32,400	MasterCard, Inc. Class A	8,570,772
	ELECTRICAL EQUIPMENT (0.3%)
8,500	Littelfuse, Inc.(1)	1,503,735
	ELECTRONICS (1.7%)
78,400	Amphenol Corp. Class A	7,521,696
	INTERNET (0.1%)
2,400	VeriSign, Inc.*	501,984
	SEMICONDUCTORS (1.0%)
16,000	Broadcom, Inc.	4,605,760
	SOFTWARE (14.9%)
61,600	ANSYS, Inc.*	12,616,912
13,400	Broadridge Financial Solutions, Inc.	1,710,912
72,000	Cadence Design Systems, Inc.*	5,098,320
8,200	Fair Isaac Corp.*	2,574,964
6,200	Fidelity National Information Services, Inc.	760,616
136,800	Fiserv, Inc.*(1)	12,470,688
29,400	Intuit, Inc.	7,683,102
25,500	Jack Henry & Associates, Inc.	3,414,960
62,000	Salesforce.com, Inc.*	9,407,260
21,400	ServiceNow, Inc.*	5,875,798

See Notes to Financial Statements.

June 30, 2019

Shares		Value
COMMON STOCKS (93.5%) (continued)
INFORMATION TECHNOLOGY (24.6%) (continued)
	SOFTWARE (14.9%) (continued)
17,800	Synopsys, Inc.*	$2,290,682
16,500	Tyler Technologies, Inc.*	3,564,330
		67,468,544
	TELECOMMUNICATIONS (0.2%)
2,800	Arista Networks, Inc.*	726,936
		111,144,769
MATERIALS (5.9%)
	CHEMICALS (3.0%)
7,000	Air Products & Chemicals, Inc.	1,584,590
50,400	Ecolab, Inc.	9,950,976
22,000	FMC Corp.	1,824,900
		13,360,466
	HOUSEWARES (0.4%)
20,200	Scotts Miracle-Gro Co. (The)(1)	1,989,700
	MINING (0.0%)
20,576	Livent Corp.*(1)	142,386
	MISCELLANEOUS MANUFACTURERS (0.6%)
21,000	AptarGroup, Inc.	2,611,140
Shares		Value
COMMON STOCKS (93.5%) (continued)
	PACKAGING & CONTAINERS (1.9%)
98,800	Ball Corp.	$6,915,012
23,100	Crown Holdings, Inc.*	1,411,410
		8,326,422
		26,430,114
REAL ESTATE (3.3%)
	REITS (3.3%)
31,600	American Tower Corp. REIT	6,460,620
23,200	Equity Lifestyle Properties, Inc. REIT	2,815,088
25,300	SBA Communications Corp. REIT*	5,688,452
		14,964,160
		14,964,160
TOTAL COMMON STOCKS (Cost $160,702,779) (93.5%)		422,197,214
SHORT-TERM INVESTMENTS (6.4%)
	MONEY MARKET FUNDS (6.4%)
28,609,165	State Street Institutional Liquid Reserves Fund	28,609,165
Shares		Value
SHORT-TERM INVESTMENTS (6.4%) (continued)
	MONEY MARKET FUNDS (6.4%) (continued)
277,361	State Street Navigator Securities Lending Government Money Market Portfolio(2)	$277,361
TOTAL SHORT-TERM INVESTMENTS (Cost $28,891,154) (6.4%)		28,886,526
TOTAL INVESTMENT SECURITIES (99.9%) (Cost $189,593,933)		$451,083,740
CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES (0.1%)		364,965
NET ASSETS (100%)		$451,448,705
*
Non-income producing.

(1)
A portion or all of the security was held on loan. As of June 30, 2019, the market value of the securities on loan was $36,104,402.

(2)
Securities with an aggregate market value of  $36,104,402 were out on loan in exchange for collateral including $277,361 of cash collateral as of June 30, 2019. The collateral was invested in a cash collateral reinvestment vehicle as described in Note 1(J) in the Notes to Financial Statements.

ADR American Depositary Receipt.
REIT Real Estate Investment Trust.

The following table summarizes the inputs used to value the Fund’s investments in securities as of June 30, 2019 (See Note 1B):
Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$422,197,214	$—	$—	$422,197,214
Short-Term Investments	28,886,526	—	—	28,886,526
Total Investments in Securities	$451,083,740	$—	$—	$451,083,740
*
See Schedule of Investments for further classification.

See Notes to Financial Statements.

VALUE LINE MID CAP FOCUSED FUND, INC.

PORTFOLIO MANAGEMENT COMMENTARY (unaudited)
INVESTMENT OBJECTIVE
The Fund’s sole investment objective is long-term growth of capital.
Manager Discussion of Fund Performance
Below, Value Line Mid Cap Focused Fund, Inc. portfolio manager Stephen E. Grant discusses the Fund’s performance and positioning for the six months ended June 30, 2019.
How did the Fund perform during the semi-annual period?
The Fund’s Investor Class generated a total return of 27.73% during the six months ended June 30, 2019. This compares to the 18.54% return of the Fund’s benchmark, the S&P 500® Index, during the same semi-annual period.
What key factors were responsible for the Fund’s performance during the six-month reporting period?
The Fund significantly outperformed the S&P 500® Index during the six-month reporting period, driven primarily by stock selection overall. Sector allocation decisions as a whole also contributed positively, albeit more modestly, during the reporting period.
Further, during the semi-annual period, growth-oriented stocks outpaced value-oriented stocks by a wide margin. This style preference by investors at large proved a plus for the Fund, which emphasizes growth over value.
Which equity market sectors most significantly affected Fund performance?
The Fund benefited most from effective stock selection in the health care and industrials sectors. Stock selection in the materials and financials sectors further boosted the Fund’s relative results.
Only partially offsetting these positive contributors was stock selection in the consumer discretionary, consumer staples and real estate sectors, which detracted. Holding a position in cash during a period when the S&P 500® Index rallied further dampened the Fund’s relative results. While we seek to keep the Fund’s cash position to a minimum, inflows from new investors, particularly toward the end of the semi-annual period, were greater than anticipated, presenting a challenge to invest such monies efficiently and within our strict investment criteria by the end of June 2019.
What were some of the Fund’s best-performing individual stocks?
Among the individual stocks that contributed most to the Fund’s relative results were Heico, which manufactures aerospace and defense products; Mettler-Toledo International, which manufactures weighing instruments for use in laboratory, industrial and food retailing applications; and Ansys, which develops and supports software solutions for design analysis and optimization. Shares of each of these companies enjoyed robust double-digit gains during the semi-annual period driven by better than expected operating performance.
Which stocks detracted significantly from the Fund’s performance during the semi-annual period?
During the semi-annual period, the Fund was hurt most by not owning software behemoth Microsoft and social media giant Facebook, which posted strong gains during the semi-annual period. However, the Fund implements a focused strategy that invests primarily in mid-sized companies. Also, the Fund’s holding of Rollins, which provides pest control services, detracted from the Fund’s results. Rollins’ shares declined during the semi-annual period primarily attributable to weaker than expected operating performance.
How did the Fund use derivatives and similar instruments during the reporting period?
The Fund did not use derivatives during the reporting period.
Did the Fund make any significant purchases or sales during the semi-annual period?
This focused Fund ended the semi-annual period with 44 holdings in its portfolio compared to 36 holdings at the start of the calendar year. Among others, we established new Fund positions during the semi-annual period in AptarGroup, which manufactures pumps, dispensing closures and aerosol valves; Cadence Design Systems, which provides software technology, design and consulting services; and Fair Isaac, which provides technology analytics services. Each of these companies, in our view, has demonstrated a solid history of consistent earnings and stock price growth.

We eliminated the Fund’s position in cooking and food preparation equipment manufacturer The Middleby Corporation because we believe it has diminished long-term growth prospects and has become less consistent in its earnings performance. Also, software company Ultimate Software Group, in which the Fund held a position, was eliminated from the portfolio by virtue of being acquired during the semi-annual period by a private equity investment firm.
Were there any notable changes in the Fund’s weightings during the six-month period?
We shifted from having no exposure to real estate at the start of the semi-annual period to having an underweighted exposure to the sector. We also moved from an overweight to a rather neutral weighting relative to the S&P 500® Index in information technology. There were no other notable changes in the Fund’s weighting during the six-month period ended June 30, 2019.
How was the Fund positioned relative to its benchmark index at the end of June 2019?
As of June 30, 2019, the Fund was overweighted relative to the S&P 500® Index in the industrials and materials sectors. The Fund was underweighted relative to the S&P 500® Index in the financials, consumer discretionary and real estate sectors and was rather neutrally weighted relative to the Index in the health care, consumer staples and information technology sectors on the same date. On June 30, 2019, the Fund held no positions at all in the energy, communication services or utilities sectors.
What is your tactical view and strategy for the months ahead?
Regardless of market conditions, we intend to stay true to our time-tested investment discipline going forward, seeking to invest in companies that have demonstrated a solid history of consistent growth in both their earnings and stock price. In our view, these companies possess attractive portfolios of proprietary products and services that give them strong market positions and make them less vulnerable to swings in national and international economic conditions. At the same time, we believe the underlying stocks of these companies tend to be less volatile than the average stock in the S&P 500® Index. By maintaining our investment discipline, the Fund has historically provided a smoother ride to investors than its peer group averages. Putting aside short-term ebbs and flows in the equity market, we believe the Fund’s investments are likely to provide superior returns to our shareholders over the long term.

Value Line Mid Cap Focused Fund, Inc.
Portfolio Highlights at June 30, 2019 (unaudited)

Ten Largest Holdings
Issue	Shares	Value	Percentage of Net Assets
Lennox International, Inc.	57,100	$15,702,500	4.8%
ANSYS, Inc.	73,600	15,074,752	4.6%
Mettler-Toledo International, Inc.	17,800	14,952,000	4.5%
Teledyne Technologies, Inc.	54,500	14,925,915	4.5%
HEICO Corp.	106,783	14,288,633	4.3%
TransDigm Group, Inc.	28,900	13,981,820	4.2%
Ball Corp.	167,800	11,744,322	3.6%
Waste Connections, Inc.	115,950	11,082,501	3.4%
Fair Isaac Corp.	33,800	10,613,876	3.2%
AptarGroup, Inc.	82,700	10,282,918	3.1%
Asset Allocation – Percentage of Net Assets

Sector Weightings – Percentage of Total Investment Securities*
*
Sector weightings exclude short-term investments.

Value Line Mid Cap Focused Fund, Inc.
Schedule of Investments (unaudited)	June 30, 2019

Shares		Value
COMMON STOCKS (89.5%)
CONSUMER DISCRETIONARY (1.6%)
	APPAREL (0.8%)
26,500	Columbia Sportswear Co.	$2,654,240
	DISTRIBUTION & WHOLESALE (0.2%)
2,700	Pool Corp.	515,700
	ENTERTAINMENT (0.0%)
1,400	Churchill Downs, Inc.(1)	161,098
	RETAIL (0.6%)
12,200	Advance Auto Parts, Inc.	1,880,508
		5,211,546
CONSUMER STAPLES (6.5%)
	FOOD (3.6%)
41,000	J&J Snack Foods Corp.	6,598,950
33,500	McCormick & Co., Inc.(1)	5,192,835
		11,791,785
	HOUSEHOLD PRODUCTS (2.9%)
131,100	Church & Dwight Co., Inc.	9,578,166
		21,369,951
FINANCIALS (6.4%)
	INSURANCE (6.4%)
95,200	American Financial Group, Inc.	9,755,144
186,800	Arch Capital Group, Ltd.*	6,926,544
67,000	Berkley (W.R.) Corp.	4,417,310
		21,098,998
		21,098,998
HEALTHCARE (13.4%)
	ELECTRONICS (4.5%)
17,800	Mettler-Toledo International, Inc.*	14,952,000
	HEALTHCARE PRODUCTS (6.3%)
8,224	Becton Dickinson & Co.	2,072,530
4,900	Cooper Cos., Inc. (The)	1,650,761
18,160	Covetrus, Inc.*(1)	444,194
26,700	Danaher Corp.	3,815,964
45,400	Henry Schein, Inc.*(1)	3,173,460
35,000	IDEXX Laboratories, Inc.*	9,636,550
		20,793,459
	HEALTHCARE SERVICES (2.6%)
24,200	Chemed Corp.	8,732,328
		44,477,787
Shares		Value
COMMON STOCKS (89.5%) (continued)
INDUSTRIALS (31.5%)
	AEROSPACE & DEFENSE (13.1%)
106,783	HEICO Corp.	$14,288,633
54,500	Teledyne Technologies, Inc.*	14,925,915
28,900	TransDigm Group, Inc.*	13,981,820
		43,196,368
	BUILDING MATERIALS (4.7%)
57,100	Lennox International, Inc.	15,702,500
	COMMERCIAL SERVICES (3.1%)
12,500	Cintas Corp.	2,966,125
206,700	Rollins, Inc.(1)	7,414,329
		10,380,454
	ELECTRICAL EQUIPMENT (1.5%)
54,950	AMETEK, Inc.	4,991,658
	ENVIRONMENTAL CONTROL (3.4%)
115,950	Waste Connections, Inc.	11,082,501
	HAND & MACHINE TOOLS (0.3%)
5,600	Snap-on, Inc.(1)	927,584
	HOUSEWARES (1.9%)
95,300	Toro Co. (The)	6,375,570
	MACHINERY DIVERSIFIED (2.4%)
21,400	Roper Technologies, Inc.	7,837,964
	MISCELLANEOUS MANUFACTURERS (1.1%)
24,800	Carlisle Companies, Inc.	3,482,168
		103,976,767
INFORMATION TECHNOLOGY (21.8%)
	COMMERCIAL SERVICES (2.9%)
59,000	Gartner, Inc.*	9,495,460
	COMPUTERS (1.8%)
76,300	CGI, Inc.*(1)	5,857,551
	ELECTRONICS (1.8%)
62,100	Amphenol Corp. Class A	5,957,874
	SOFTWARE (15.3%)
73,600	ANSYS, Inc.*	15,074,752
53,000	Cadence Design Systems, Inc.*	3,752,930
33,800	Fair Isaac Corp.*	10,613,876
86,800	Fiserv, Inc.*(1)	7,912,688
37,800	Jack Henry & Associates, Inc.	5,062,176
93,700	Open Text Corp.	3,860,440
20,600	Tyler Technologies, Inc.*	4,450,012
		50,726,874
		72,037,759
Shares		Value
COMMON STOCKS (89.5%) (continued)
MATERIALS (8.0%)
	CHEMICALS (1.4%)
23,000	Ecolab, Inc.	$4,541,120
	MISCELLANEOUS MANUFACTURERS (3.1%)
82,700	AptarGroup, Inc.	10,282,918
	PACKAGING & CONTAINERS (3.5%)
167,800	Ball Corp.	11,744,322
		26,568,360
	REAL ESTATE (0.3%)
7,900	Equity Lifestyle Properties, Inc. REIT	958,586
TOTAL COMMON STOCKS (Cost $182,356,024) (89.5%)		295,699,754
SHORT-TERM INVESTMENT (10.3%)
	MONEY MARKET FUND (10.3%)
34,034,283	State Street Institutional Liquid Reserves Fund	34,034,283
TOTAL SHORT-TERM INVESTMENTS (Cost $34,038,378) (10.3%)		34,034,283
TOTAL INVESTMENT SECURITIES (99.8%) (Cost $216,394,402)		$329,734,037
CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES (0.2%)		573,321
NET ASSETS (100%)		$330,307,358
*
Non-income producing.

(1)
A portion or all of the security was held on loan. As of June 30, 2019, the market value of the securities on loan was $24,382,843.

REIT
Real Estate Investment Trust.

See Notes to Financial Statements.

Schedule of Investments (unaudited) (continued)

The following table summarizes the inputs used to value the Fund’s investments in securities as of June 30, 2019 (See Note 1B):
Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$295,699,754	$—	$—	$295,699,754
Short-Term Investments	34,034,283	—	—	34,034,283
Total Investments in Securities	$329,734,037	$—	$—	$329,734,037
*
See Schedule of Investments for further classification.

See Notes to Financial Statements.

VALUE LINE CAPITAL APPRECIATION FUND, INC.

PORTFOLIO MANAGEMENT COMMENTARY (unaudited)
INVESTMENT OBJECTIVE
The Fund’s investment objective is to seek capital appreciation and income consistent with its asset allocation.
Manager Discussion of Fund Performance
Below, Value Line Capital Appreciation Fund, Inc. portfolio managers Cindy Starke and Liane Rosenberg discuss the Fund’s performance and positioning for the six months ended June 30, 2019.
How did the Fund perform during the semi-annual period?
The Fund’s Investor Class generated a total return of 21.03% during the six months ended June 30, 2019. This compares to the 13.64% return of the Fund’s blended benchmark, comprised 60% of the S&P 500® Index and 40% of the Bloomberg Barclays US Aggregate Bond Index (the Bloomberg Barclays Index), during the same semi-annual period.
What key factors were responsible for the Fund’s performance during the six-month reporting period?
The Fund significantly outperformed its blended benchmark, driven by a combination of effective asset allocation overall and favorable security selection within both the equities and fixed income asset classes. The Fund’s overweight to equities and underweight to fixed income, relative to the blended benchmark, contributed positively, as equities outperformed fixed income during the semi-annual period. Additionally, the equity portion of the Fund outperformed the 18.54% return of the S&P 500® Index, while the fixed income portion of the Fund outperformed the 6.11% return of the Bloomberg Barclays Index during the semi-annual period. Further, it proved to be a good time for our style of equity investing, as growth stocks significantly outpaced value stocks during the semi-annual period across the capitalization spectrum, and the equity portion of the Fund was invested primarily in growth stocks. Only partially offsetting these positive contributors was the Fund’s average cash position of approximately 3.5%, which detracted modestly given the healthy positive absolute returns for both equities and fixed income during the semi-annual period.
Which equity market sectors most significantly affected Fund performance?
The equity portion of the Fund benefited most from favorable stock selection in the health care sector, which more than offset the detracting effect of being overweight this weakest performing sector in the S&P 500® Index during the semi-annual period. Effective stock selection and allocation positioning in the information technology, energy, financials and consumer staples sectors also contributed positively.
The only two sectors that substantially detracted from the equity portion of the Fund’s relative results during the semi-annual period were industrials and consumer discretionary, wherein stock selection proved weak. To a lesser extent, stock selection in communication services also dampened relative results. Sector allocation overall within the equity portion of the Fund detracted, most notably having an overweight to health care, mentioned above, and having an underweight to industrials, which outpaced the S&P 500® Index during the semi-annual period.
What were some of the Fund’s best-performing individual stocks?
Contributing most to the equity portion of the Fund’s relative results were positions in the health care sector — namely, molecular screening test developer Exact Sciences and biopharmaceutical companies Celgene and Alexion Pharmaceuticals.
Shares of Exact Sciences generated robust double-digit gains during the semi-annual period, as the company delivered results above market expectations and raised its sales outlook. This supported investors’ confidence in the company’s flagship product, Cologuard, a non-invasive screening test for the detection of colon cancer. Celgene’s shares enjoyed healthy double-digit gains during the semi-annual period, largely reflecting the early January 2019 announcement that Bristol-Myers Squibb had entered into an agreement to acquire Celgene at a premium via a stock and cash deal valued at approximately $74 billion. Alexion Pharmaceuticals performed well, posting double-digit share price gains, as the company executed commercially and showed pipeline progress. We trimmed the Fund’s positions in Exact Sciences and Alexion Pharmaceuticals during the semi-annual period, and we exited the Fund’s position in Celgene in April 2019, taking profits.
Which stocks detracted significantly from the Fund’s performance during the semi-annual period?
During the semi-annual period, the stocks that detracted most from the equity portion of the Fund’s performance were biopharmaceutical company Intercept Pharmaceuticals, film entertainment content developer and distributor Lions Gate Entertainment and online and mobile platform operator for restaurant pick-up and delivery orders GrubHub.

VALUE LINE CAPITAL APPRECIATION FUND, INC. (continued)

Intercept Pharmaceuticals experienced a double-digit share price decline during the semi-annual period, partially affected by the presentation of data from its Phase 3 Regenerate study of Ocaliva in nonalcoholic steatohepatitis (“NASH”). Still, in our view, the company remained on track to file its new drug application for NASH with the U.S. Food and Drug Administration during the third quarter of 2019. Shares of Lions Gate Entertainment saw a double-digit decline during the semi-annual period, as the company missed earnings and revenue guidance and lowered its fiscal year 2020 income guidance. GrubHub’s stock performance was volatile, ultimately posting a modest single-digit gain during the semi-annual period. The company’s shares were weak, as investors worried about intensifying competition. We opportunistically added to each of these Fund positions during the semi-annual period.
Did the equity portion of the Fund make any significant purchases or sales?
We initiated a Fund position in home builder Lennar based on what we saw as the company’s strong fundamentals, including better than expected order and margin growth. In our view, the company should benefit from a normalizing housing environment, driven by lower interest rates. We also established a Fund position in Lyft, one of the leading players in the U.S. ridesharing market, during the semi-annual period. We felt our purchase of its shares was supported by the company’s significant market opportunity given what we believe may be a profitable business model should the business continue to scale.
Conversely, in addition to the sale of Celgene, already mentioned, we similarly sold the Fund’s position in Medidata Solutions, which provides hosted clinical development technology services solutions, prompted by Dassault Systems’ acquisition announcement in mid-June 2019. Within the energy sector, we sold the Fund’s position in oil and gas exploration and production company Anadarko Petroleum following acquisition offers by Chevron and Occidental Petroleum. Within the financials sector, the Fund sold its position in Charles Schwab, which we believe may be pressured given stable, or potentially lower, anticipated interest rates in the months ahead.
Were there any notable changes in the equity portion of the Fund’s weightings during the six-month period?
During the semi-annual period, the Fund’s allocation to the industrials sector increased, and its positions in the financials and health care sectors decreased.
How was the equity portion of the Fund positioned relative to its benchmark index at the end of June 2019?
As of June 30, 2019, the Fund was overweight relative to the S&P 500® Index in the health care, communication services, consumer discretionary and information technology sectors. The Fund was underweight relative to the S&P 500® Index in the financials, industrials, consumer staples, real estate and energy sectors on the same date. The Fund had no exposure to the utilities and materials sectors at the end of June 2019.
What was the duration and yield curve strategy of the fixed income portion of the Fund?
Duration positioning in the fixed income portion of the Fund had a rather neutral effect on its performance during the semi-annual period, as we kept the fixed income portion of the Fund’s duration close to that of the Bloomberg Barclays Index throughout. Duration is a measure of the fixed income portion of the Fund’s sensitivity to changes in interest rates.
Yield curve positioning overall had a modestly positive effect on the Fund’s performance during the semi-annual period. Yield curve indicates the spectrum of maturities within a particular sector.
Which fixed income market segments most significantly affected Fund performance?
A significantly overweighted allocation relative to the Bloomberg Barclays Index in investment grade corporate bonds and a corresponding underweight relative to the Bloomberg Barclays Index in U.S. Treasuries contributed most positively to the fixed income portion of the Fund’s relative results during the semi-annual period. Positioning within each of these sectors added value as well. Within the investment grade corporate bond sector, the fixed income portion of the Fund favored BBB- rated bonds, which outperformed higher quality bonds during the semi-annual period. Among U.S. Treasuries, a reduced exposure to short-term securities helped, as this segment lagged other segments of the yield curve during the semi-annual period. Further, having an out-of-benchmark exposure to high yield corporate bonds, which outperformed the Bloomberg Barclays Index during the semi-annual period, boosted relative results.
Conversely, the fixed income portion of the Fund’s overweight in high quality asset-backed securities detracted. Widely considered to be a more reduced-risk investment, this securitized, or structured, sector underperformed the Bloomberg Barclays Index amidst the risk-on environment that characterized the first half of 2019.
Were there any notable changes in the fixed income portion of the Fund’s weightings during the six-month period?
We made only modest changes to the fixed income portion of the Fund’s sector weightings during the semi-annual period, but positioning within sectors shifted more materially. For example, within the investment grade corporate bond sector, we increased exposure to long-dated bonds and to BBB- rated bonds. We reduced exposure to short-term U.S. Treasuries and added exposure to the longer-term end of the yield curve. Each of these active management changes proved beneficial during the semi-annual period.

How was the fixed income portion of the Fund positioned relative to its benchmark index at the end of June 2019?
At the end of June 2019, the fixed income portion of the Fund remained overweight relative to the Bloomberg Barclays Index in investment grade corporate bonds and remained underweight relative to the Bloomberg Barclays Index in U.S. Treasuries. The fixed income portion of the Fund’s exposure to the securitized sector overall was close to that of the Bloomberg Barclays Index, but within the sector, the fixed income portion of the Fund was underweight highly-rated mortgage-backed securities and was overweight more “risk-on” commercial mortgage-backed securities. The fixed income portion of the Fund also remained overweight high quality asset-backed securities. Additionally, the fixed income portion of the Fund maintained an exposure to high yield corporate bonds, which are not a component of the Bloomberg Barclays Index.
How did the Fund’s overall asset allocation shift from beginning to end of the semi-annual period?
At June 30, 2019, the Fund had a weighting of approximately 84% in stocks, 12% in fixed income securities and 4% in cash equivalents. This compared to approximately 84% in stocks, 12% in fixed income securities and 4% in cash equivalents at the start of the semi-annual period.
How did the Fund use derivatives and similar instruments during the reporting period?
Neither the equity portion nor the fixed income portion of the Fund used derivatives during the reporting period.
What is your tactical view and strategy for the months ahead?
U.S. equities enjoyed a strong first half of 2019, buoyed primarily by the U.S. Federal Reserve’s pivot to a “patient” approach that many believe may lead to an interest rate cut during the second half of the calendar year. Also driving stocks higher were hopes that ongoing trade negotiations between the U.S. and China would lead to a successful resolution for both countries. Further, growth in the U.S. and global economies overall continued, albeit at a slower pace. Amid these conditions, we believe the backdrop for U.S. equities, especially large-cap growth equities, remains positive for the months ahead. More specifically, we believe that as slower economic growth makes it more difficult for many companies to generate strong results, those companies able to produce consistent rates of higher than average sales and earnings growth should be favored.
With interest rates and inflation still low by historical standards at the end of the semi-annual period and lower interest rates likely in the months ahead, we believe there were many stocks that offer attractive dividend income and capital appreciation potential in the equity portion of the Fund’s portfolio, which primarily owns large-cap growth companies. The companies the Fund owns tend to have market-leading positions, compete in industries with high barriers to entry and often have secular growth drivers due to their niche products and services. We intend to continue to seek companies for the equity portion of the Fund that are positioned to grow both their sales and earnings at a pace above the market and their peers. The equity portion of the Fund’s holdings had an estimated average three-year sales growth rate of 18% as of June 30, 2019, three times greater than the S&P 500® Index’s 6% average sales growth rate. The Fund also had a three- to five-year estimated average earnings per share growth rate of 20%, almost twice the S&P 500® Index’s 12% growth rate. Importantly, we take a long-term view and intend to seek to opportunistically trim and/or add to the Fund’s holdings during periods of market volatility.
We intend to closely monitor the pace of U.S. and global economic growth, the job market, tariffs and trade developments and the inflation rate, as these factors, along with potential changes to the Fed’s stance on the economy and its plans for interest rates, are likely, in our view, to affect the Fund’s equity and fixed income holdings. At the end of the semi-annual period, we remained comfortable with the Fund’s underweighted allocation to fixed income, as we continued to see better return potential in equities, especially in a lower interest rate environment.

Value Line Capital Appreciation Fund, Inc.
Portfolio Highlights at June 30, 2019 (unaudited)

Ten Largest Holdings
Issue	Shares	Value	Percentage of Net Assets
Amazon.com, Inc.	10,000	$18,936,300	3.8%
Amarin Corp. PLC ADR	970,000	18,808,300	3.7%
Alexion Pharmaceuticals, Inc.	125,000	16,372,500	3.3%
Visa, Inc.	85,000	14,751,750	2.9%
Facebook, Inc.	72,000	13,896,000	2.8%
Exelixis, Inc.	640,000	13,676,800	2.7%
Alphabet, Inc.	12,400	13,426,720	2.7%
Exact Sciences Corp.	105,000	12,394,200	2.5%
GrubHub, Inc.	150,000	11,698,500	2.3%
Splunk, Inc.	90,000	11,317,500	2.2%
Asset Allocation – Percentage of Net Assets

Sector Weightings – Percentage of Total Investment Securities*
*
Sector weightings exclude short-term investments.

Value Line Capital Appreciation Fund, Inc.
Schedule of Investments (unaudited)	June 30, 2019

Shares		Value
COMMON STOCKS (84.5%)
COMMUNICATION SERVICES (15.1%)
	ENTERTAINMENT (0.9%)
370,000	Lions Gate Entertainment Corp. Class A	$4,532,500
	INTERNET (8.7%)
12,400	Alphabet, Inc. Class A*	13,426,720
72,000	Facebook, Inc. Class A*	13,896,000
29,000	Netflix, Inc.*	10,652,280
125,000	Tencent Holdings, Ltd. ADR	5,657,500
		43,632,500
	MEDIA (2.4%)
84,000	Comcast Corp. Class A	3,551,520
63,000	Walt Disney Co. (The)	8,797,320
		12,348,840
	SOFTWARE (3.1%)
220,000	Activision Blizzard, Inc.	10,384,000
50,000	Electronic Arts, Inc.*	5,063,000
		15,447,000
		75,960,840
CONSUMER DISCRETIONARY (14.4%)
	ENTERTAINMENT (1.4%)
31,000	Vail Resorts, Inc.	6,916,720
	HOME BUILDERS (1.0%)
105,000	Lennar Corp. Class A	5,088,300
	INTERNET (8.3%)
66,000	Alibaba Group Holding, Ltd. ADR*	11,183,700
10,000	Amazon.com, Inc.*	18,936,300
150,000	GrubHub, Inc.*(1)	11,698,500
		41,818,500
	RETAIL (3.7%)
19,000	Home Depot, Inc.	3,951,430
55,000	Starbucks Corp.	4,610,650
90,000	TJX Companies, Inc. (The)	4,759,200
16,000	Ulta Salon, Cosmetics & Fragrance, Inc.*	5,550,240
		18,871,520
		72,695,040
CONSUMER STAPLES (2.5%)
	BEVERAGES (1.4%)
35,000	Constellation Brands, Inc. Class A	6,892,900
	COSMETICS & PERSONAL CARE (1.1%)
30,000	Estee Lauder Companies, Inc. (The) Class A	5,493,300
		12,386,200
Shares		Value
COMMON STOCKS (84.5%) (continued)
ENERGY (3.1%)
	OIL & GAS (3.1%)
85,000	Diamondback Energy, Inc.	$9,262,450
42,000	Pioneer Natural Resources Co.	6,462,120
		15,724,570
		15,724,570
FINANCIALS (4.3%)
	BANKS (2.6%)
180,000	Bank of America Corp.	5,220,000
50,000	Citigroup, Inc.	3,501,500
40,000	JPMorgan Chase & Co.	4,472,000
		13,193,500
	DIVERSIFIED FINANCIAL SERVICES (1.7%)
7,500	BlackRock, Inc.	3,519,750
110,000	Blackstone Group L.P. (The)	4,886,200
		8,405,950
		21,599,450
HEALTHCARE (23.4%)
	BIOTECHNOLOGY (18.1%)
125,000	Alexion Pharmaceuticals, Inc.*	16,372,500
970,000	Amarin Corp. PLC ADR *(1)	18,808,300
110,000	Biohaven Pharmaceutical Holding Co., Ltd.*	4,816,900
115,000	BioMarin Pharmaceutical, Inc.*	9,849,750
105,000	Exact Sciences Corp.*	12,394,200
640,000	Exelixis, Inc.*	13,676,800
110,000	Intercept Pharmaceuticals, Inc.*(1)	8,752,700
35,000	Vertex Pharmaceuticals, Inc.*	6,418,300
		91,089,450
	HEALTHCARE PRODUCTS (1.1%)
29,000	Edwards Lifesciences Corp.*	5,357,460
	PHARMACEUTICALS (4.2%)
100,000	Bristol-Myers Squibb Co.	4,535,000
56,000	DexCom, Inc.*	8,391,040
26,000	Jazz Pharmaceuticals PLC*	3,706,560
40,000	Zoetis, Inc.	4,539,600
		21,172,200
		117,619,110
Shares		Value
COMMON STOCKS (84.5%) (continued)
INDUSTRIALS (1.7%)
	AIRLINES (0.8%)
70,000	Delta Air Lines, Inc.	$3,972,500
	INTERNET (0.9%)
70,000	Lyft, Inc. Class A*(1)	4,599,700
		8,572,200
INFORMATION TECHNOLOGY (19.3%)
	COMMERCIAL SERVICES (1.7%)
76,000	PayPal Holdings, Inc.*	8,698,960
	COMPUTERS (1.4%)
34,000	Apple, Inc.	6,729,280
	DIVERSIFIED FINANCIAL SERVICES (2.9%)
85,000	Visa, Inc. Class A(1)	14,751,750
	INTERNET (2.0%)
115,000	Zendesk, Inc.*	10,238,450
	SEMICONDUCTORS (4.2%)
15,000	Broadcom, Inc.	4,317,900
115,000	Micron Technology, Inc.*	4,437,850
41,000	NVIDIA Corp.	6,733,430
56,000	NXP Semiconductors N.V.	5,466,160
		20,955,340
	SOFTWARE (6.3%)
19,000	Adobe, Inc.*	5,598,350
33,000	Salesforce.com, Inc.*	5,007,090
36,000	ServiceNow, Inc.*	9,884,520
90,000	Splunk, Inc.*	11,317,500
		31,807,460
	TELECOMMUNICATIONS (0.8%)
73,000	Cisco Systems, Inc.	3,995,290
		97,176,530
REAL ESTATE (0.7%)
	REITS (0.7%)
17,000	American Tower Corp. REIT	3,475,650
TOTAL COMMON STOCKS (Cost $330,225,608) (84.5%)		425,209,590

See Notes to Financial Statements.

Schedule of Investments (unaudited) (continued)

Principal Amount		Value
ASSET-BACKED SECURITIES (0.9%)
$400,000	Capital One Multi-Asset Execution Trust, Series 2016-A4, Class A4, 1.33%, 6/15/22	$399,463
228	CarMax Auto Owner Trust, Series 2015-4, Class A3, 1.56%, 11/16/20	228
208,000	Chase Issuance Trust, Series 2012-A7, Class A7, 2.16%, 9/15/24	208,709
6,004	Chrysler Capital Auto Receivables Trust, Series 2016-AA, Class A4, 1.96%, 1/18/22(2)	6,002
255,000	Citibank Credit Card Issuance Trust, Series 2018-A1, Class A1, 2.49%, 1/20/23	256,743
150,000	Citibank Credit Card Issuance Trust, Series 2014-A1, Class A1, 2.88%, 1/23/23	151,808
206,151	Ford Credit Auto Owner Trust, Series 2018-B, Class A2A, 2.96%, 9/15/21	206,768
250,000	Ford Credit Floorplan Master Owner Trust A, Series 2017-1, Class A1, 2.07%, 5/15/22	249,642
750,000	Ford Credit Floorplan Master Owner Trust A, Series 2017-2, Class A1, 2.16%, 9/15/22	749,074
250,000	GM Financial Automobile Leasing Trust, Series 2017-3, Class A4, 2.12%, 9/20/21	249,559
200,000	GMF Floorplan Owner Revolving Trust, Series 2017-2, Class A1, 2.13%, 7/15/22(2)	199,589
699,000	Honda Auto Receivables Owner Trust, Series 2018-1I, Class A3, 2.60%, 2/15/22	702,467
Principal Amount		Value
ASSET-BACKED SECURITIES (0.9%) (continued)
$250,000	Honda Auto Receivables Owner Trust, 1.87%, 9/15/23	$249,191
296,998	Hyundai Auto Lease Securitization Trust, Series 2017-B, Class A3, 1.97%, 7/15/20(2)	296,786
598,898	Nissan Auto Receivables Owner Trust, Series 2017-A, Class A3, 1.74%, 8/16/21	596,617
100,000	World Omni Auto Receivables Trust, Series 2018-A, Class A3, 2.50%, 4/17/23	100,451
TOTAL ASSET-BACKED SECURITIES (Cost $4,583,520) (0.9%)		4,623,097
COMMERCIAL MORTGAGE-BACKED SECURITIES (1.4%)
250,000	BANK, Series 2019-BN17, Class A4, 3.71%, 4/15/52	269,374
350,000	Citigroup Commercial Mortgage Trust, Series 2014-GC25, Class AAB, 3.37%, 10/10/47	358,359
100,000	COMM Mortgage Trust, Series 2014-UBS2, Class AM, 4.20%, 3/10/47	105,667
92,730	FHLMC Multifamily Structured Pass-Through Certificates, Series K715, Class A2, 2.86%, 1/25/21	93,350
100,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K029, Class A2, 3.32%, 2/25/23	104,186
250,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K033, Class A2, 3.06%, 7/25/23(3)	258,923
Principal Amount		Value
COMMERCIAL MORTGAGE-BACKED SECURITIES (1.4%) (continued)
$250,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K034, Class A2, 3.53%, 7/25/23(3)	$263,338
250,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K726, Class A2, 2.91%, 4/25/24	258,278
250,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K728, Class A2, 3.06%, 8/25/24(3)	260,066
580,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K040, Class A2, 3.24%, 9/25/24	609,275
100,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K062, Class A2, 3.41%, 12/25/26	106,985
255,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K064, Class A2, 3.22%, 3/25/27	269,513
150,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K065, Class A2, 3.24%, 4/25/27	158,727
250,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K074, Class A2, 3.60%, 1/25/28	271,145
250,000	FREMF Mortgage Trust, Series 2013-K24, Class B, 3.62%, 11/25/45(2)(3)	257,321

See Notes to Financial Statements.

June 30, 2019

Principal Amount		Value
COMMERCIAL MORTGAGE-BACKED SECURITIES (1.4%) (continued)
$120,000	FREMF Mortgage Trust, Series 2013-K713, Class B, 3.26%, 4/25/46(2)(3)	$120,392
250,000	FREMF Mortgage Trust, Series 2014-K717, Class B, 3.75%, 11/25/47(2)(3)	256,204
176,680	GNMA, Series 2013-12, Class AB, 1.83%, 11/16/52	168,814
150,000	GNMA, Series 2013-12, Class B, 2.11%, 11/16/52(3)	141,993
199,902	GS Mortgage Securities Trust, Series 2012-GCJ7, Class A4, 3.38%, 5/10/45	203,473
250,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C20, Class A4, 3.25%, 2/15/48	259,294
200,000	Morgan Stanley Capital I Trust, Series 2019-H6, Class A4, 3.42%, 6/15/52	209,452
250,000	UBS-Barclays Commercial Mortgage Trust, Series 2012-C4, Class A5, 2.85%, 12/10/45	254,409
385,000	UBS-Barclays Commercial Mortgage Trust, Series 2013-C5, Class A4, 3.18%, 3/10/46	396,304
200,000	Wells Fargo Commercial Mortgage Trust, Series 2015-NXS1, Class A2, 2.63%, 5/15/48	199,745
200,000	Wells Fargo Commercial Mortgage Trust, Series 2015-C28, Class A4, 3.54%, 5/15/48	210,782
349,000	Wells Fargo Commercial Mortgage Trust, Series 2016-LC24, Class A4, 2.94%, 10/15/49	355,223
Principal Amount		Value
COMMERCIAL MORTGAGE-BACKED SECURITIES (1.4%) (continued)
$182,037	Wells Fargo Commercial Mortgage Trust, Series 2017-C40, Class A1, 2.11%, 10/15/50	$181,751
150,000	Wells Fargo Commercial Mortgage Trust, Series 2019-C50, Class ASB, 3.64%, 5/15/52	159,679
250,000	Wells Fargo Commercial Mortgage Trust, Series 2016-C33, Class A4, 3.43%, 3/15/59	262,094
200,000	WFRBS Commercial Mortgage Trust, Series 2011-C5, Class A4, 3.67%, 11/15/44	205,195
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $7,083,545) (1.4%)		7,229,311
CORPORATE BONDS & NOTES (4.4%)
BASIC MATERIALS (0.1%)
	CHEMICALS (0.1%)
225,000	Celanese U.S. Holdings LLC, Guaranteed Notes, 4.63%, 11/15/22	238,344
200,000	LYB International Finance B.V., Guaranteed Notes, 4.00%, 7/15/23(1)	210,497
		448,841
		448,841
COMMUNICATIONS (0.6%)
	INTERNET (0.2%)
255,000	Amazon.com, Inc., Senior Unsecured Notes, 4.80%, 12/5/34	313,682
200,000	Baidu, Inc., Senior Unsecured Notes, 4.38%, 5/14/24	211,946
175,000	Netflix, Inc., Senior Unsecured Notes, 5.75%, 3/1/24	189,438
		715,066
Principal Amount		Value
CORPORATE BONDS & NOTES (4.4%) (continued)
	MEDIA (0.1%)
$175,000	Charter Communications Operating LLC/ Charter Communications Operating Capital, Senior Secured Notes, 4.91%, 7/23/25	$189,987
250,000	Comcast Corp., Guaranteed Notes, 3.95%, 10/15/25	269,720
150,000	Discovery Communications LLC, Guaranteed Notes, 4.90%, 3/11/26(1)	164,293
		624,000
	TELECOMMUNICATIONS (0.3%)
150,000	AT&T, Inc., Senior Unsecured Notes, 3.80%, 3/1/24	157,796
200,000	AT&T, Inc., Senior Unsecured Notes, 3.80%, 2/15/27	208,135
125,000	Corning, Inc., Senior Unsecured Notes, 5.35%, 11/15/48	153,180
200,000	Motorola Solutions, Inc., Senior Unsecured Notes, 4.60%, 5/23/29	209,190
150,000	Rogers Communications, Inc., Guaranteed Notes, 4.50%, 3/15/43	161,815
250,000	Telefonica Emisiones S.A., Guaranteed Notes, 5.88%, 7/15/19	250,291
250,000	Verizon Communications, Inc., Senior Unsecured Notes, 4.50%, 8/10/33	281,642
		1,422,049
		2,761,115
CONSUMER, CYCLICAL (0.3%)
	AUTO MANUFACTURERS (0.0%)
200,000	General Motors Financial Co., Inc., Guaranteed Notes, 3.15%, 1/15/20	200,392
	AUTO PARTS & EQUIPMENT (0.0%)
175,000	Dana, Inc., Senior Unsecured Notes, 5.50%, 12/15/24	179,375

See Notes to Financial Statements.

Schedule of Investments (unaudited) (continued)

Principal Amount		Value
CORPORATE BONDS & NOTES (4.4%) (continued)
CONSUMER, CYCLICAL (0.3%) (continued)
	HOME BUILDERS (0.1%)
$150,000	D.R. Horton, Inc., Guaranteed Notes, 4.00%, 2/15/20	$151,061
150,000	Lennar Corp., Guaranteed Notes, 4.88%, 12/15/23	158,062
150,000	Toll Brothers Finance Corp., Guaranteed Notes, 4.88%, 11/15/25	156,563
		465,686
	HOME FURNISHINGS (0.1%)
200,000	Whirlpool Corp., Senior Unsecured Notes, 4.75%, 2/26/29	215,392
	LODGING (0.1%)
150,000	Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., Guaranteed Notes, 4.63%, 4/1/25	153,562
200,000	Marriott International, Inc., Series AA, Senior Unsecured Notes, 4.65%, 12/1/28(1)	220,035
		373,597
		1,434,442
CONSUMER, NON-CYCLICAL (0.5%)
	BEVERAGES (0.1%)
150,000	Anheuser-Busch InBev Worldwide, Inc., Guaranteed Notes, 4.90%, 1/23/31	173,111
150,000	Constellation Brands, Inc., Guaranteed Notes, 5.25%, 11/15/48(1)	173,757
		346,868
	BIOTECHNOLOGY (0.1%)
100,000	Celgene Corp., Senior Unsecured Notes, 5.25%, 8/15/43	119,991
200,000	Gilead Sciences, Inc., Senior Unsecured Notes, 2.35%, 2/1/20	199,820
		319,811
	COMMERCIAL SERVICES (0.0%)
150,000	Total System Services, Inc., Senior Unsecured Notes, 4.80%, 4/1/26	164,514
Principal Amount		Value
CORPORATE BONDS & NOTES (4.4%) (continued)
	COMMERCIAL SERVICES (0.0%) (continued)
$100,000	United Rentals North America, Inc., Guaranteed Notes, 5.50%, 5/15/27	$105,250
		269,764
	HEALTHCARE PRODUCTS (0.1%)
235,000	Abbott Laboratories, Senior Unsecured Notes, 3.75%, 11/30/26	254,081
150,000	Becton Dickinson and Co., Senior Unsecured Notes, 3.36%, 6/6/24	154,490
150,000	Boston Scientific Corp., Senior Unsecured Notes, 3.75%, 3/1/26	159,540
		568,111
	HEALTHCARE SERVICES (0.1%)
100,000	HCA, Inc., Guaranteed Notes, 5.38%, 2/1/25	107,937
200,000	Humana, Inc., Senior Unsecured Notes, 3.95%, 3/15/27	208,521
100,000	NYU Langone Hospitals, Secured Notes, 4.78%, 7/1/44	118,867
100,000	UnitedHealth Group, Inc., Senior Unsecured Notes, 4.63%, 11/15/41	113,995
		549,320
	PHARMACEUTICALS (0.1%)
175,000	Express Scripts Holding Co., Guaranteed Notes, 4.75%, 11/15/21	183,743
150,000	Merck & Co., Inc., Senior Unsecured Notes, 3.90%, 3/7/39	163,546
200,000	Zoetis, Inc., Senior Unsecured Notes, 4.50%, 11/13/25	219,465
		566,754
		2,620,628
ENERGY (0.4%)
	OIL & GAS (0.3%)
250,000	Continental Resources, Inc., Guaranteed Notes, 4.50%, 4/15/23	262,670
Principal Amount		Value
CORPORATE BONDS & NOTES (4.4%) (continued)
	OIL & GAS (0.3%) (continued)
$150,000	Marathon Oil Corp., Senior Unsecured Notes, 3.85%, 6/1/25	$155,513
200,000	Marathon Petroleum Corp., Senior Unsecured Notes, 5.13%, 12/15/26	218,501
150,000	Murphy Oil Corp., Senior Unsecured Notes, 5.75%, 8/15/25	155,460
200,000	Phillips 66, Guaranteed Notes, 4.30%, 4/1/22	210,640
150,000	Total Capital International SA, Guaranteed Notes, 3.46%, 2/19/29	159,731
175,000	Valero Energy Corp., Senior Unsecured Notes, 6.63%, 6/15/37	221,710
		1,384,225
	PIPELINES (0.1%)
200,000	Enterprise Products Operating LLC, Guaranteed Notes, 4.85%, 8/15/42	218,430
200,000	Kinder Morgan, Inc., Guaranteed Notes, 4.30%, 3/1/28	214,363
125,000	Magellan Midstream Partners L.P., Senior Unsecured Notes, 4.25%, 9/15/46	128,913
250,000	MPLX L.P., Senior Unsecured Notes, 4.13%, 3/1/27	261,689
		823,395
		2,207,620
FINANCIAL (1.7%)
	BANKS (0.8%)
150,000	Australia & New Zealand Banking Group, Ltd., Subordinated Notes, 4.50%, 3/19/24(2)	158,738
100,000	Banco Bilbao Vizcaya Argentaria S.A., Senior Unsecured Notes, 3.00%, 10/20/20	100,675
150,000	Bank of America Corp. GMTN, Senior Unsecured Notes, 3.50%, 4/19/26	157,077

See Notes to Financial Statements.

June 30, 2019

Principal Amount		Value
CORPORATE BONDS & NOTES (4.4%) (continued)
FINANCIAL (1.7%) (continued)
	BANKS (0.8%) (continued)
$175,000	CIT Group, Inc., Senior Unsecured Notes, 5.00%, 8/15/22	$185,687
150,000	Citigroup, Inc., Subordinated Notes, 5.30%, 5/6/44	178,489
150,000	Citigroup, Inc., Senior Unsecured Notes, 3-month LIBOR + 0.90%, 3.35%, 4/24/25(3)	154,947
150,000	Fifth Third Bancorp, Senior Unsecured Notes, 3.65%, 1/25/24	157,621
100,000	Goldman Sachs Group, Inc. (The), Subordinated Notes, 6.75%, 10/1/37	130,795
200,000	ING Groep N.V., Senior Unsecured Notes, 4.10%, 10/2/23	211,276
250,000	Kreditanstalt fuer Wiederaufbau, Guaranteed Notes, 2.63%, 4/12/21	253,189
150,000	Lloyds Banking Group PLC, Senior Unsecured Notes, 3.90%, 3/12/24(1)	156,192
250,000	Morgan Stanley, Subordinated Notes, 4.88%, 11/1/22	267,542
250,000	Morgan Stanley, Senior Unsecured Notes, 2.80%, 6/16/20	251,163
150,000	Northern Trust Corp., Senior Unsecured Notes, 3.15%, 5/3/29	155,545
200,000	PNC Financial Services Group, Inc. (The), Senior Unsecured Notes, 3.30%, 3/8/22	205,881
100,000	Santander Holdings USA, Inc., Senior Unsecured Notes, 2.65%, 4/17/20	99,972
250,000	Societe Generale S.A., Senior Unsecured Notes, 5.20%, 4/15/21	261,305
250,000	Svenska Handelsbanken AB, Guaranteed Notes, 3.35%, 5/24/21	254,653
Principal Amount		Value
CORPORATE BONDS & NOTES (4.4%) (continued)
	BANKS (0.8%) (continued)
$150,000	US Bancorp MTN, Subordinated Notes, 3.60%, 9/11/24	$157,518
250,000	Wells Fargo & Co. MTN, Senior Unsecured Notes, 3.50%, 3/8/22	257,225
		3,755,490
	DIVERSIFIED FINANCIAL SERVICES (0.3%)
150,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Guaranteed Notes, 4.45%, 4/3/26	158,301
150,000	Air Lease Corp., Senior Unsecured Notes, 3.63%, 4/1/27	150,769
200,000	Aircastle, Ltd., Senior Unsecured Notes, 4.40%, 9/25/23	207,715
210,000	Ally Financial, Inc., Senior Unsecured Notes, 4.13%, 2/13/22	215,250
200,000	BlackRock, Inc., Series 2, Senior Unsecured Notes, 5.00%, 12/10/19	202,389
250,000	Discover Financial Services, Senior Unsecured Notes, 3.95%, 11/6/24	262,996
150,000	ORIX Corp., Senior Unsecured Notes, 3.25%, 12/4/24	154,764
200,000	Stifel Financial Corp., Senior Unsecured Notes, 4.25%, 7/18/24	209,907
82,000	Synchrony Financial, Senior Unsecured Notes, 3.00%, 8/15/19	82,012
		1,644,103
	INSURANCE (0.3%)
250,000	American International Group, Inc., Senior Unsecured Notes, 4.88%, 6/1/22	268,013
250,000	Berkshire Hathaway, Inc., Senior Unsecured Notes, 3.75%, 8/15/21(1)	258,698
150,000	Chubb INA Holdings, Inc., Guaranteed Notes, 3.35%, 5/3/26	157,315
Principal Amount		Value
CORPORATE BONDS & NOTES (4.4%) (continued)
	INSURANCE (0.3%) (continued)
$225,000	CNA Financial Corp., Senior Unsecured Notes, 3.95%, 5/15/24	$237,433
250,000	PartnerRe Finance B LLC, Guaranteed Notes, 3.70%, 7/2/29	254,249
150,000	Principal Financial Group, Inc., Guaranteed Notes, 3.70%, 5/15/29	156,790
225,000	Prudential Financial, Inc., Junior Subordinated Notes, 3-month LIBOR + 2.67%, 5.70%, 9/15/48(3)	241,754
		1,574,252
	REITS (0.3%)
200,000	AvalonBay Communities, Inc. GMTN, Senior Unsecured Notes, 3.45%, 6/1/25	209,687
150,000	Digital Realty Trust L.P., Guaranteed Notes, 3.60%, 7/1/29	152,105
200,000	EPR Properties, Guaranteed Notes, 5.25%, 7/15/23	214,101
125,000	Essex Portfolio L.P., Guaranteed Notes, 4.00%, 3/1/29	133,172
100,000	Host Hotels & Resorts L.P., Senior Unsecured Notes, 5.25%, 3/15/22	105,572
100,000	iStar, Inc., Senior Unsecured Notes, 5.25%, 9/15/22(1)	102,375
250,000	Ventas Realty L.P., Guaranteed Notes, 4.40%, 1/15/29	271,521
250,000	Welltower, Inc., Senior Unsecured Notes, 4.25%, 4/15/28	267,341
100,000	Weyerhaeuser Co., Senior Unsecured Notes, 6.95%, 10/1/27	125,335
		1,581,209
		8,555,054

See Notes to Financial Statements.

Schedule of Investments (unaudited) (continued)

Principal Amount		Value
CORPORATE BONDS & NOTES (4.4%) (continued)
INDUSTRIAL (0.3%)
	AEROSPACE & DEFENSE (0.1%)
$250,000	Harris Corp., Senior Unsecured Notes, 4.40%, 6/15/28	$273,163
200,000	United Technologies Corp., Senior Unsecured Notes, 3.95%, 8/16/25	215,680
		488,843
	MACHINERY DIVERSIFIED (0.0%)
200,000	Briggs & Stratton Corp., Guaranteed Notes, 6.88%, 12/15/20	208,000
	MISCELLANEOUS MANUFACTURERS (0.1%)
200,000	Ingersoll-Rand Luxembourg Finance SA, Guaranteed Notes, 3.80%, 3/21/29(1)	210,045
250,000	Textron, Inc., Senior Unsecured Notes, 3.88%, 3/1/25	261,645
		471,690
	PACKAGING & CONTAINERS (0.1%)
150,000	Packaging Corp. of America, Senior Unsecured Notes, 3.65%, 9/15/24	155,442
125,000	WRKCo, Inc., Guaranteed Notes, 3.90%, 6/1/28	128,507
		283,949
		1,452,482
TECHNOLOGY (0.2%)
	COMPUTERS (0.0%)
100,000	Apple, Inc., Senior Unsecured Notes, 3.75%, 11/13/47	105,062
	SEMICONDUCTORS (0.1%)
125,000	Broadcom, Inc., Guaranteed Notes, 4.25%, 4/15/26(2)	126,859
225,000	KLA-Tencor Corp., Senior Unsecured Notes, 4.10%, 3/15/29	236,703
		363,562
	SOFTWARE (0.1%)
125,000	Cadence Design Systems, Inc., Senior Unsecured Notes, 4.38%, 10/15/24	132,983
Principal Amount		Value
CORPORATE BONDS & NOTES (4.4%) (continued)
	SOFTWARE (0.1%) (continued)
$100,000	j2 Cloud Services LLC/j2 Global Co-Obligor, Inc., Guaranteed Notes, 6.00%, 7/15/25(2)	$104,750
200,000	Microsoft Corp., Senior Unsecured Notes, 4.45%, 11/3/45	239,850
		477,583
		946,207
UTILITIES (0.3%)
	ELECTRIC (0.3%)
200,000	CenterPoint Energy, Inc., Senior Unsecured Notes, 4.25%, 11/1/28	216,069
200,000	Consolidated Edison Co. of New York, Inc., Senior Unsecured Notes, 4.50%, 12/1/45	225,268
200,000	Dominion Energy, Inc., Senior Unsecured Notes, 4.25%, 6/1/28	217,538
150,000	DTE Electric Co., 3.95%, 3/1/49	163,546
100,000	Exelon Generation Co. LLC, Senior Unsecured Notes, 5.20%, 10/1/19	100,606
250,000	Florida Power & Light Co., 4.05%, 6/1/42	273,196
175,000	ITC Holdings Corp., Senior Unsecured Notes, 3.25%, 6/30/26	177,841
		1,374,064
	GAS (0.0%)
100,000	National Fuel Gas Co., Senior Unsecured Notes, 5.20%, 7/15/25	108,092
		1,482,156
TOTAL CORPORATE BONDS & NOTES (Cost $20,942,292) (4.4%)		21,908,545
FOREIGN GOVERNMENT OBLIGATIONS (0.2%)
200,000	European Bank for Reconstruction & Development GMTN, Senior Unsecured Notes, 2.75%, 3/7/23	206,546
Principal Amount		Value
FOREIGN GOVERNMENT OBLIGATIONS (0.2%) (continued)
$250,000	Export-Import Bank of Korea, Senior Unsecured Notes, 3.00%, 11/1/22	$255,220
200,000	Mexico Government International Bond, Senior Unsecured Notes, 4.15%, 3/28/27	209,640
150,000	Panama Government International Bond, Senior Unsecured Notes, 4.00%, 9/22/24	159,526
TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $803,544) (0.2%)		830,932
LONG-TERM MUNICIPAL SECURITIES (0.3%)
	CALIFORNIA (0.1%)
80,000	Los Angeles County Public Works Financing Authority, Build America Bonds, Revenue Bonds, 5.84%, 8/1/21	86,016
50,000	University of California Regents Medical Center Pooled Revenue, Revenue Bonds, Build America Bonds, Series H, 6.40%, 5/15/31	63,653
100,000	Yuba Levee Financing Authority, Revenue Bonds, Series B, (BAM), 3.33%, 9/1/23	103,897
		253,566
	NEW YORK (0.1%)
185,000	Metropolitan Transportation Authority, Build America Bonds, Revenue Bonds, Ser. C-1, 5.12%, 11/15/19	186,791
100,000	New York City Transitional Finance Authority Future Tax Secured Revenue, Build America Bonds, Revenue Bonds, 4.53%, 11/1/22	107,708

See Notes to Financial Statements.

June 30, 2019

Principal Amount		Value
LONG-TERM MUNICIPAL SECURITIES (0.3%) (continued)
	NEW YORK (0.1%) (continued)
$200,000	New York City Transitional Finance Authority Future Tax Secured Revenue, Subordinate Bonds, Revenue Bonds, 2.63%, 2/1/23	$203,354
250,000	New York City Transitional Finance Authority Future Tax Secured Revenue, Subordinate Bonds, Revenue Bonds, 3.00%, 2/1/26	255,837
135,000	New York Municipal Bond Bank Agency Revenue, Revenue Bonds, Build America Bonds, Ser. D2, 6.64%, 4/1/25	157,853
		911,543
	TEXAS (0.1%)
250,000	Dallas Independent School District Qualified School Construction Notes, General Obligation Limited, 5.05%, 8/15/33	276,550
250,000	Tarrant County Cultural Education Facilities Finance Corp., Revenue Bonds, Baylor Health Care System Project, Series C, 4.45%, 11/15/43	279,410
		555,960
TOTAL LONG-TERM MUNICIPAL SECURITIES (Cost $1,645,578) (0.3%)		1,721,069
U.S. GOVERNMENT AGENCY OBLIGATIONS (2.3%)
230,000	FHLB, 3.25%, 3/8/24	243,163
250,000	FHLB, 3.00%, 10/12/21	256,659
187,763	FHLMC, Series 4151, Class PA, 2.00%, 1/15/33	186,347
80,431	FHLMC Gold PC Pool #A47613, 5.00%, 11/1/35	87,922
78,591	FHLMC Gold PC Pool #C09055, 4.00%, 12/1/43	82,612
113,430	FHLMC Gold PC Pool #J17969, 3.00%, 2/1/27	116,153
Principal Amount		Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (2.3%) (continued)
$139,920	FHLMC Gold Pool #A97264, 4.00%, 2/1/41	$147,659
225,568	FHLMC Gold Pool #C09027, 3.00%, 2/1/43	229,594
41,698	FHLMC Gold Pool #G08521, 3.00%, 1/1/43	42,442
246,579	FHLMC Gold Pool #J13314, 3.50%, 10/1/25	254,644
91,192	FHLMC Gold Pool #Q06884, 3.50%, 3/1/42	94,737
63,085	FHLMC Gold Pool #Q11077, 3.50%, 9/1/42	65,537
80,363	FHLMC Gold Pool #Q34167, 4.00%, 6/1/45	84,108
395,708	FHLMC Gold Pool #Q41084, 3.50%, 6/1/46	408,016
250,000	FNMA, 2.38%, 1/19/23	254,914
171,536	FNMA Pool #254954, 4.50%, 10/1/23	179,178
113,006	FNMA Pool #745275, 5.00%, 2/1/36	123,567
115,092	FNMA Pool #844809, 5.00%, 11/1/35	125,821
66,387	FNMA Pool #AA0466, 4.50%, 2/1/39	71,259
189,426	FNMA Pool #AB1796, 3.50%, 11/1/40	195,542
67,677	FNMA Pool #AB3218, 3.50%, 7/1/31	70,192
209,603	FNMA Pool #AB3900, 3.00%, 11/1/26	214,508
85,225	FNMA Pool #AC5822, 4.50%, 5/1/40	91,528
122,393	FNMA Pool #AD7128, 4.50%, 7/1/40	131,453
79,928	FNMA Pool #AD8529, 4.50%, 8/1/40	85,844
546	FNMA Pool #AH3226, 5.00%, 2/1/41	593
143,076	FNMA Pool #AH4493, 4.50%, 2/1/41	153,671
89,500	FNMA Pool #AI1019, 4.50%, 5/1/41	96,129
309,885	FNMA Pool #AL0657, 5.00%, 8/1/41	336,759
254,278	FNMA Pool #AQ1853, 3.00%, 11/1/42	258,658
122,656	FNMA Pool #AS0560, 4.50%, 9/1/43	131,612
Principal Amount		Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (2.3%) (continued)
$65,672	FNMA Pool #AS1529, 3.00%, 1/1/29	$67,132
40,236	FNMA Pool #AS3789, 4.50%, 11/1/44	42,833
85,038	FNMA Pool #AS4503, 3.00%, 2/1/30	86,928
164,781	FNMA Pool #AS4928, 3.50%, 5/1/45	169,954
75,994	FNMA Pool #AS6205, 3.50%, 11/1/45	78,380
207,975	FNMA Pool #AS7188, 4.00%, 5/1/46	217,529
328,279	FNMA Pool #AS9459, 4.50%, 4/1/47	345,507
42,350	FNMA Pool #AT8849, 4.00%, 6/1/43	44,662
125,085	FNMA Pool #AU1847, 3.00%, 9/1/43	127,240
109,801	FNMA Pool #AU3621, 3.00%, 7/1/43	111,693
285,800	FNMA Pool #AU5409, 3.00%, 8/1/43	288,422
76,039	FNMA Pool #AU5653, 4.00%, 9/1/43	80,104
111,755	FNMA Pool #AU6562, 3.50%, 12/1/43	116,026
62,198	FNMA Pool #AU7025, 3.00%, 11/1/43	63,270
78,271	FNMA Pool #AV3310, 4.50%, 1/1/44	82,473
136,154	FNMA Pool #AY2728, 2.50%, 2/1/30	137,246
125,016	FNMA Pool #AZ2276, 4.00%, 6/1/45	129,713
202,100	FNMA Pool #BA6555, 3.00%, 1/1/46	204,832
127,426	FNMA Pool #BD8211, 4.00%, 4/1/47	132,853
270,131	FNMA Pool #BK2040, 4.00%, 5/1/48	279,617
878,254	FNMA Pool #BK9648, 3.50%, 11/1/48	899,750
496,724	FNMA Pool #BN6248, 3.00%, 4/1/49	501,281
339,995	FNMA Pool #MA3614, 3.50%, 3/1/49	348,070
153,883	FNMA REMIC Trust Series 2013-18, Class AE, 2.00%, 3/25/28	152,906
1,000,000	FNMA TBA, 3.00%, 7/1/49	1,008,828
79,540	GNMA I Pool #539285, 3.00%, 5/15/42	81,424
105,979	GNMA II Pool #MA1520, 3.00%, 12/20/43	108,492

See Notes to Financial Statements.

Schedule of Investments (unaudited) (continued)

Principal Amount		Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (2.3%) (continued)
$162,233	GNMA II Pool #MA1521, 3.50%, 12/20/43	$168,895
285,597	GNMA II Pool #MA1839, 4.00%, 4/20/44	301,136
464,977	GNMA II Pool #MA4836, 3.00%, 11/20/47	475,755
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $11,600,938) (2.3%)		11,673,772
U.S. TREASURY OBLIGATIONS (2.2%)
150,000	U.S. Treasury Bonds, 5.38%, 2/15/31(1)	201,451
520,000	U.S. Treasury Bonds, 4.38%, 2/15/38	687,395
350,000	U.S. Treasury Bonds, 3.50%, 2/15/39	415,748
1,587,000	U.S. Treasury Bonds, 2.75%, 8/15/42	1,665,296
1,190,000	U.S. Treasury Bonds, 3.00%, 2/15/48	1,303,654
750,000	U.S. Treasury Notes, 1.75%, 2/28/22	750,469
1,050,000	U.S. Treasury Notes, 2.00%, 11/30/22	1,059,475
1,349,000	U.S. Treasury Notes, 2.13%, 7/31/24	1,371,975
200,000	U.S. Treasury Notes, 2.25%, 11/15/24	204,656
1,800,000	U.S. Treasury Notes, 3.00%, 9/30/25	1,923,047
150,000	U.S. Treasury Notes, 2.13%, 5/31/26	152,508
Principal Amount		Value
U.S. TREASURY OBLIGATIONS (2.2%) (continued)
$832,000	U.S. Treasury Notes, 2.25%, 8/15/27(1)	$852,183
600,000	U.S. Treasury Notes, 2.75%, 2/15/28	637,969
TOTAL U.S. TREASURY OBLIGATIONS (Cost $10,565,431) (2.2%)		11,225,826
Shares		Value
SHORT-TERM INVESTMENTS (8.0%)
	MONEY MARKET FUNDS (8.0%)
22,439,004	State Street Institutional Liquid Reserves Fund	22,439,004
17,849,360	State Street Navigator Securities Lending Government Money Market Portfolio(4)	17,849,360
TOTAL SHORT-TERM INVESTMENTS (Cost $40,292,077) (8.0%)		40,288,364
TOTAL INVESTMENT SECURITIES (104.2%) (Cost $427,742,533)		$524,710,506
EXCESS OF LIABILITIES OVER CASH AND OTHER ASSETS (-4.2%)		(21,249,051)
NET ASSETS (100%)		$503,461,455
*
Non-income producing.

(1)
A portion or all of the security was held on loan. As of June 30, 2019, the market value of the securities on loan was $56,576,152.

(2)
Pursuant to Rule 144A under the Securities Act of 1933, this security can only be sold to qualified institutional investors.

(3)
The rate shown on floating rate securities is the rate at the end of the reporting period. The rate changes monthly.

(4)
Securities with an aggregate market value of  $56,576,152 were out on loan in exchange for collateral including $17,849,360 of cash collateral as of June 30, 2019. The collateral was invested in a cash collateral reinvestment vehicle as described in Note 1(J) in the Notes to Financial Statements.

ADR
American Depositary Receipt.

FHLB
Federal Home Loan Bank.

FHLMC
Federal Home Loan Mortgage Corp.

FNMA
Federal National Mortgage Association.

FREMF
Finnish Real Estate Management Federation.

GMTN
Global Medium Term Note.

GNMA
Government National Mortgage Association.

LIBOR
London Interbank Offered Rate.

MTN
Medium Term Note.

REIT
Real Estate Investment Trust.

REMIC
Real Estate Mortgage Investment Conduit.

TBA
To Be Announced.

The following table summarizes the inputs used to value the Fund’s investments in securities as of June 30, 2019 (See Note 1B):
Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$425,209,590	$—	$—	$425,209,590
Asset-Backed Securities	—	4,623,097	—	4,623,097
Commercial Mortgage-Backed Securities	—	7,229,311	—	7,229,311
Corporate Bonds & Notes*	—	21,908,545	—	21,908,545
Foreign Government Obligations	—	830,932	—	830,932
Long-Term Municipal Securities*	—	1,721,069	—	1,721,069
U.S. Government Agency Obligations	—	11,673,772	—	11,673,772
U.S. Treasury Obligations	—	11,225,826	—	11,225,826
Short-Term Investments	40,288,364	—	—	40,288,364
Total Investments in Securities	$465,497,954	$59,212,552	$—	$524,710,506
*
See Schedule of Investments for further classification.

See Notes to Financial Statements.

VALUE LINE LARGER COMPANIES FOCUSED FUND, INC.

PORTFOLIO MANAGEMENT COMMENTARY (unaudited)
INVESTMENT OBJECTIVE
The Fund’s sole investment objective is long-term growth of capital.
Manager Discussion of Fund Performance
Below, Value Line Larger Companies Focused Fund, Inc. portfolio manager Cindy Starke discusses the Fund’s performance and positioning for the six months ended June 30, 2019.
How did the Fund perform during the semi-annual period?
The Fund’s Investor Class generated a total return of 23.13% during the six months ended June 30, 2019. This compares to the 18.54% return of the Fund’s benchmark, the S&P 500® Index, during the same semi-annual period.
What key factors were responsible for the Fund’s performance during the six-month reporting period?
The Fund significantly outperformed the S&P 500® Index during the six-month reporting period attributable primarily to effective stock selection. Sector allocation detracted, albeit modestly, during the semi-annual period as did having a position in cash during a time when the S&P 500® Index rallied.
Also, during the semi-annual period, growth-oriented stocks outpaced value-oriented stocks by a wide margin. This style preference by investors at large proved a plus for the Fund, which emphasizes investment in large-cap growth companies.
Which equity market sectors most significantly affected Fund performance?
The Fund benefited most from effective stock selection in the health care sector, which more than offset the detracting effect of being overweight this weakest performing sector in the S&P 500® Index during the semi-annual period. The Fund also benefited from strong stock selection in the information technology and financials sectors. Having an overweighted allocation to information technology, which was the best performing sector in the S&P 500® Index during the semi-annual period, and having an underweighted exposure to financials, which lagged the S&P 500® Index during the semi-annual period, added value as well.
Conversely, stock selection in industrials, communication services and consumer discretionary detracted most from the Fund’s relative results. Having an underweight to industrials, which outpaced the S&P 500® Index during the semi-annual period, and having an overweight to health care, which was the weakest performing sector in the S&P 500® Index during the semi-annual period, further dampened the Fund’s relative results.
What were some of the Fund’s best-performing individual stocks?
The individual stocks that contributed most to the Fund’s relative results were molecular screening test developer Exact Sciences, biopharmaceutical company Celgene and enterprise information technology management software company ServiceNow.
Shares of Exact Sciences generated robust double-digit gains during the semi-annual period, as the company delivered results above market expectations and raised its sales outlook. This supported investors’ confidence in the company’s flagship product, Cologuard, a non-invasive screening test for the detection of colon cancer. We modestly trimmed the Fund’s position in Exact Sciences on strength during the semi-annual period. Celgene’s shares enjoyed healthy double-digit gains during the semi-annual period, largely reflecting the early January 2019 announcement that Bristol-Myers Squibb had entered into an agreement to acquire Celgene at a premium via a stock and cash deal valued at approximately $74 billion. We exited the Fund’s position in April 2019, taking profits. ServiceNow performed well, posting a solid double-digit share price increase during the semi-annual period, as the company executed well, with accelerating growth and improved market penetration. We added slightly to the Fund’s position in ServiceNow during the semi-annual period.
Which stocks detracted significantly from the Fund’s performance during the semi-annual period?
During the semi-annual period, the stocks that detracted most from the Fund’s performance were biopharmaceutical company Intercept Pharmaceuticals, video game software developer Activision Blizzard and film entertainment content developer and distributor Lions Gate Entertainment.
Intercept Pharmaceuticals experienced a double-digit share price decline during the semi-annual period, partially affected by the presentation of data from its Phase 3 Regenerate study of Ocaliva in nonalcoholic steatohepatitis (“NASH”). Still, in our view, the company remained on track to file its new drug application for NASH with the U.S. Food and Drug Administration during the third quarter of 2019. Shares of Activision Blizzard were volatile, ending the semi-annual period with a modest single-digit increase. The company has been investing in the next stage of growth in the video game industry, including agile content development

VALUE LINE LARGER COMPANIES FOCUSED FUND, INC. (continued)

and mobile in-game advertising. However, growth of its flagship games, such as Call of Duty, were negatively affected by competition and foreign market risks, including trade wars and tariff tensions with China. Shares of Lions Gate Entertainment saw a double-digit decline during the semi-annual period, as the company missed earnings and revenue guidance and lowered its fiscal year 2020 income guidance. We added to the Fund’s positions in Intercept Pharmaceuticals and Lions Gate Entertainment during the semi-annual period; the Fund’s position in Activision Blizzard was unchanged.
How did the Fund use derivatives and similar instruments during the reporting period?
The Fund did not use derivatives during the reporting period.
Did the Fund make any significant purchases or sales during the semi-annual period?
We initiated a Fund position in Lyft during the semi-annual period. Lyft is one of the leading players in the U.S. ridesharing market. We felt our purchase of its shares was supported by the company’s significant market opportunity given what we believe may be a profitable business model should the business continue to scale.
Conversely, in addition to the sale of Celgene, already mentioned, we similarly sold the Fund’s position in Medidata Solutions, which provides hosted clinical development technology services solutions, prompted by Dassault Systems’ acquisition announcement in mid-June 2019. Also in the health care sector, the Fund liquidated its position in biotechnology company Biogen following the disappointing news of its discontinued Phase 3 trial for its Alzheimer’s disease drug. Within the financials sector, the Fund sold its positions in Charles Schwab and Bank of America. We believe these companies may be pressured given stable, or potentially lower, anticipated interest rates in the months ahead.
Were there any notable changes in the Fund’s weightings during the six-month period?
During the six-month period ended June 30, 2019, the Fund initiated exposure to the industrials sector with its purchase of Lyft shares, mentioned earlier. Additionally, the Fund’s weighting in the energy sector increased and its weightings in the health care and financials sectors decreased.
How was the Fund positioned relative to its benchmark index at the end of June 2019?
As of June 30, 2019, the Fund was overweighted relative to the S&P 500® Index in the health care, consumer discretionary, communication services and information technology sectors. The Fund was underweighted relative to the S&P 500® Index in the financials, industrials, consumer staples and energy sectors on the same date. The Fund had no exposure to the utilities, real estate and materials sectors at the end of June 2019.
What is your tactical view and strategy for the months ahead?
U.S. equities enjoyed a strong first half of 2019, buoyed primarily by a pivot by the U.S. Federal Reserve to a “patient” approach that many believe may lead to an interest rate cut during the second half of the calendar year. Also driving stocks higher were hopes that ongoing trade negotiations between the U.S. and China would lead to a successful resolution for both countries. Further, growth in the U.S. and global economies overall continued, albeit at a slower pace. Amid these conditions, we believe the backdrop for U.S. equities, especially large-cap growth equities, remains positive for the months ahead. More specifically, we believe that as slower economic growth makes it more difficult for many companies to generate strong results, those companies able to produce consistent rates of higher than average sales and earnings growth should be favored.
As large-cap, growth-focused investors, we believe earnings growth is a primary driver of share prices over time. We intend to continue to seek companies for the Fund’s portfolio that are positioned to grow both their sales and earnings at a pace above the market and their peers. Despite anticipating slower growth for many companies in the S&P 500® Index, we feel the Fund’s holdings are well positioned to continue to deliver higher rates of growth going forward. For instance, the Fund’s holdings had an estimated average three-year sales growth rate of 21%, more than three times greater than the S&P 500® Index’s 6% averages sales growth rate, as of June 30, 2019. The Fund also had a three- to five-year estimated average earnings per share growth rate of 24%, twice the S&P 500® Index’s 12% growth rate. We believe the companies in the Fund’s portfolio can potentially flourish in most economic environments, as they are mainly driven by longer-term, secular growth drivers and should be affected less by times of economic weakness, should such a scenario arise. Importantly, we take a long-term view and intend to seek to opportunistically trim and/or add to the Fund’s holdings during periods of market volatility.

Value Line Larger Companies Focused Fund, Inc.
Portfolio Highlights at June 30, 2019 (unaudited)

Ten Largest Holdings
Issue	Shares	Value	Percentage of Net Assets
Amazon.com, Inc.	11,000	$20,829,930	6.7%
Visa, Inc.	87,000	15,098,850	4.9%
Amarin Corp. PLC ADR	770,000	14,930,300	4.8%
Facebook, Inc.	67,000	12,931,000	4.2%
PayPal Holdings, Inc.	104,000	11,903,840	3.8%
Alexion Pharmaceuticals, Inc.	90,000	11,788,200	3.8%
Netflix, Inc.	32,000	11,754,240	3.8%
Exelixis, Inc.	535,000	11,432,950	3.7%
Alibaba Group Holding, Ltd. ADR	64,000	10,844,800	3.5%
Activision Blizzard, Inc.	225,000	10,620,000	3.4%
Asset Allocation – Percentage of Net Assets

Sector Weightings – Percentage of Total Investment Securities*
*
Sector weightings exclude short-term investments.

Value Line Larger Companies Focused Fund, Inc.
Schedule of Investments (unaudited)

Shares		Value
COMMON STOCKS (98.6%)
COMMUNICATION SERVICES (17.2%)
	ENTERTAINMENT (1.0%)
245,000	Lions Gate Entertainment Corp. Class A	$3,001,250
	INTERNET (12.8%)
8,500	Alphabet, Inc. Class A*	9,203,800
67,000	Facebook, Inc. Class A*	12,931,000
32,000	Netflix, Inc.*	11,754,240
130,000	Tencent Holdings, Ltd. ADR	5,883,800
		39,772,840
	SOFTWARE (3.4%)
225,000	Activision Blizzard, Inc.	10,620,000
		53,394,090
CONSUMER DISCRETIONARY (20.4%)
	ENTERTAINMENT (1.6%)
22,000	Vail Resorts, Inc.	4,908,640
	INTERNET (14.9%)
64,000	Alibaba Group Holding, Ltd. ADR*	10,844,800
11,000	Amazon.com, Inc.*	20,829,930
2,400	Booking Holdings, Inc.*	4,499,304
130,000	GrubHub, Inc.*(1)	10,138,700
		46,312,734
	RETAIL (3.9%)
43,000	Starbucks Corp.	3,604,690
74,000	TJX Companies, Inc. (The)	3,913,120
14,000	Ulta Salon, Cosmetics & Fragrance, Inc.*	4,856,460
		12,374,270
		63,595,644
CONSUMER STAPLES (3.1%)
	BEVERAGES (1.7%)
27,000	Constellation Brands, Inc. Class A	5,317,380
	COSMETICS & PERSONAL CARE (1.4%)
24,000	Estee Lauder Companies, Inc. (The) Class A	4,394,640
		9,712,020
ENERGY (3.3%)
	OIL & GAS (3.3%)
58,000	Diamondback Energy, Inc.	6,320,260
Shares		Value
COMMON STOCKS (98.6%) (continued)
	OIL & GAS (3.3%) (continued)
25,000	Pioneer Natural Resources Co.	$3,846,500
		10,166,760
		10,166,760
FINANCIALS (1.3%)
	DIVERSIFIED FINANCIAL SERVICES (1.3%)
90,000	Blackstone Group L.P. (The)	3,997,800
HEALTHCARE (26.8%)
	BIOTECHNOLOGY (22.2%)
90,000	Alexion Pharmaceuticals, Inc.*	11,788,200
770,000	Amarin Corp. PLC ADR*(1)	14,930,300
90,000	BioMarin Pharmaceutical, Inc.*	7,708,500
80,000	Exact Sciences Corp.*	9,443,200
535,000	Exelixis, Inc.*	11,432,950
87,000	Intercept Pharmaceuticals, Inc.*(1)	6,922,590
37,000	Vertex Pharmaceuticals, Inc.*	6,785,060
		69,010,800
	HEALTHCARE PRODUCTS (1.4%)
24,000	Edwards Lifesciences Corp.*	4,433,760
	PHARMACEUTICALS (3.2%)
48,000	DexCom, Inc.*	7,192,320
19,000	Jazz Pharmaceuticals PLC*	2,708,640
		9,900,960
		83,345,520
INDUSTRIALS (1.4%)
	INTERNET (1.4%)
65,000	Lyft, Inc. Class A*(1)	4,271,150
INFORMATION TECHNOLOGY (25.1%)
	COMMERCIAL SERVICES (3.8%)
104,000	PayPal Holdings, Inc.*	11,903,840
	DIVERSIFIED FINANCIAL SERVICES (4.9%)
87,000	Visa, Inc. Class A(1)	15,098,850
	INTERNET (3.1%)
110,000	Zendesk, Inc.*	9,793,300
Shares		Value
COMMON STOCKS (98.6%) (continued)
	SEMICONDUCTORS (3.4%)
38,000	NVIDIA Corp.	$6,240,740
44,000	NXP Semiconductors N.V.	4,294,840
		10,535,580
	SOFTWARE (9.9%)
19,000	Adobe, Inc.*	5,598,350
38,000	Salesforce.com, Inc.*	5,765,740
38,000	ServiceNow, Inc.*	10,433,660
72,000	Splunk, Inc.*	9,054,000
		30,851,750
		78,183,320
TOTAL COMMON STOCKS (Cost $203,823,467) (98.6%)		306,666,304
SHORT-TERM INVESTMENTS (6.8%)
	MONEY MARKET FUNDS (6.8%)
4,676,923	State Street Institutional Liquid Reserves Fund	4,676,923
16,630,355	State Street Navigator Securities Lending Government Money Market Portfolio(2)	16,630,355
TOTAL SHORT-TERM INVESTMENTS (Cost $21,307,917) (6.8%)		21,307,278

TOTAL INVESTMENT SECURITIES (105.4%) (Cost $225,131,384)		$327,973,582
EXCESS OF LIABILITIES OVER CASH AND OTHER ASSETS (-5.4%)		(16,892,110)
NET ASSETS (100%)		$311,081,472
*
Non-income producing.

(1)
A portion or all of the security was held on loan. As of June 30, 2019, the market value of the securities on loan was $47,187,349.

(2)
Securities with an aggregate market value of  $47,187,349 were out on loan in exchange for collateral including $16,630,355 of cash collateral as of June 30, 2019. The collateral was invested in a cash collateral reinvestment vehicle as described in Note 1(J) in the Notes to Financial Statements.

ADR
American Depositary Receipt.

See Notes to Financial Statements.

June 30, 2019

The following table summarizes the inputs used to value the Fund’s investments in securities as of June 30, 2019 (See Note 1B):
Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$306,666,304	$—	$—	$306,666,304
Short-Term Investments	21,307,278	—	—	21,307,278
Total Investments in Securities	$327,973,582	$—	$—	$327,973,582
*
See Schedule of Investments for further classification.

See Notes to Financial Statements.

Statements of Assets and Liabilities
at June 30, 2019 (unaudited)

	Value Line Premier Growth Fund, Inc.	Value Line Mid Cap Focused Fund, Inc.	Value Line Capital Appreciation Fund, Inc.	Value Line Larger Companies Focused Fund, Inc.
Assets:
Investments in securities, at value*	$451,083,740	$329,734,037	$524,710,506	$327,973,582
Receivable for capital shares sold	881,834	1,577,675	625,358	788
Dividends and interest receivable	329,145	227,247	548,665	48,070
Prepaid expenses	51,183	69,094	70,471	51,877
Receivable for securities lending income	3,259	2,149	34,628	27,104
Prepaid directors’ fees and expenses	2,576	2,952	—	—
Other receivables	1,916	—	2,719	13,688
Total Assets	452,353,653	331,613,154	525,992,347	328,115,109
Liabilities:
Payable upon return of securities on loan (See Note 1J)	277,361	—	17,849,360	16,630,355
Payable for capital shares redeemed	97,814	65,970	555,998	17,504
Payable for securities purchased	—	901,191	3,541,531	—
Accrued expenses:
Advisory fee	259,447	158,326	255,186	172,187
Service and distribution plan fees	88,315	59,873	93,575	61,449
Sub-transfer agent fees	7,489	5,468	10,919	2,085
Directors’ fees and expenses	—	—	130	304
Other	174,522	114,968	224,193	149,753
Total Liabilities	904,948	1,305,796	22,530,892	17,033,637
Net Assets	$451,448,705	$330,307,358	$503,461,455	$311,081,472
Net assets consist of:
Capital stock, at $1.00 par value (authorized 100,000,000, 50,000,000, 75,000,000 and 50,000,000 shares, respectively)	$11,535,847	$13,528,343	$46,523,982	$9,969,686
Additional paid-in capital	161,291,094	199,477,697	336,042,634	185,249,418
Total Distributable Earnings (Loss)	278,621,764	117,301,318	120,894,839	115,862,368
Net Assets	$451,448,705	$330,307,358	$503,461,455	$311,081,472
Net Asset Value Per Share Investor Class
Net Assets	$451,448,705	$314,116,966	$468,388,289	$308,609,215
Shares Outstanding	11,535,847	12,868,235	43,271,613	9,890,738
Net Asset Value, Offering and Redemption Price per Outstanding Share	$39.13	$24.41	$10.82	$31.20
Institutional Class
Net Assets	$—	$16,190,392	$35,073,166	$2,472,257
Shares Outstanding	—	660,108	3,252,369	78,948
Net Asset Value, Offering and Redemption Price per Outstanding Share	$—	$24.53	$10.78	$31.32
* Includes securities on loan of	$36,104,402	$24,382,843	$56,576,152	$47,187,349
Cost of investments	$189,593,933	$216,394,402	$427,742,533	$225,131,384
See Notes to Financial Statements.

Statements of Operations
for the Six Months Ended June 30, 2019 (unaudited)

	Value Line Premier Growth Fund, Inc.	Value Line Mid Cap Focused Fund, Inc.	Value Line Capital Appreciation Fund, Inc.	Value Line Larger Companies Focused Fund, Inc.
Investment Income:
Dividends (net of foreign withholding tax of $30,868, $9,065, $4,650 and $3,300, respectively)	$1,492,220	$1,027,435	$1,486,029	$555,533
Interest	—	—	822,974	—
Securities lending income	18,380	12,024	89,498	84,062
Total Income	1,510,600	1,039,459	2,398,501	639,595
Expenses:
Advisory fees	1,417,259	791,093	1,522,599	1,081,508
Service and distribution plan fees	483,478	298,385	552,394	370,751
Sub-transfer agent fees	38,439	27,036	64,447	11,960
Transfer agent fees	82,629	69,168	95,912	74,702
Auditing and legal fees	78,655	48,292	101,650	64,231
Custody and accounting fees	42,750	33,816	67,134	38,982
Directors’ fees and expenses	33,155	20,000	42,090	26,575
Printing and postage fees	19,246	12,564	29,748	11,639
Fund administration fees	18,299	23,257	23,257	23,257
Registration and filing fees	16,862	22,927	30,085	19,286
Compliance and tax service fees	16,665	8,671	21,842	13,834
Insurance fees	9,488	5,212	11,795	7,663
N-port/Liquidity fees	7,480	7,480	7,911	7,480
Other	1,836	2,255	2,144	2,166
Total Expenses Before Fees Waived (See Note 5)	2,266,241	1,370,156	2,573,008	1,754,034
Less: Advisory Fees Waived	—	(16,850)	(19,713)	(39,654)
Less: Sub-Transfer Agent Fees Waived	—	(68)	(808)	(60)
Net Expenses	2,266,241	1,353,238	2,552,487	1,714,320
Net Investment Loss	(755,641)	(313,779)	(153,986)	(1,074,725)
Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Exchange Transactions:
Net Realized Gain/(Loss) From:
Investments	9,420,896	4,494,445	12,133,663	9,384,124
Foreign currency translations	(64)	(89)	—	—
	9,420,832	4,494,356	12,133,663	9,384,124
Change in Net Unrealized Appreciation/(Depreciation) of:
Investments	85,081,501	54,598,127	74,349,101	50,570,348
Foreign currency transactions	401	—	—	—
	85,081,902	54,598,127	74,349,101	50,570,348
Net Realized Gain and Change in Net Unrealized Appreciation/(Depreciation) on Investments and Foreign Exchange Transactions	94,502,734	59,092,483	86,482,764	59,954,472
Net Increase in Net Assets from Operations	$93,747,093	$58,778,704	$86,328,778	$58,879,747
See Notes to Financial Statements.

Statement of Changes in Net Assets

	Value Line Premier Growth Fund, Inc.		Value Line Mid Cap Focused Fund, Inc.
	Six Months Ended June 30, 2019 (unaudited)	Year Ended December 31, 2018	Six Months Ended June 30, 2019 (unaudited)	Year Ended December 31, 2018
Operations:
Net investment loss	$(755,641)	$(1,461,669)	$(313,779)	$(716,241)
Net realized gain on investments and foreign currency	9,420,832	22,154,522	4,494,356	3,311,940
Change in net unrealized appreciation/(depreciation) on investments and foreign currency translations	85,081,902	(14,985,605)	54,598,127	1,734,904
Net increase/(decrease) in net assets from operations	93,747,093	5,707,248	58,778,704	4,330,603
Distributions to Shareholders from:
Investor Class	—	(29,555,193)	—	(9,010,918)
Institutional Class	—	—	—	(82,835)
	—	(29,555,193)	—	(9,093,753)
Share Transactions:
Proceeds from sale of shares
Investor Class	74,670,606	13,313,615	91,636,079	53,308,459
Institutional Class	—	—	13,949,044	665,770
Proceeds from reinvestment of distributions to shareholders
Investor Class	—	28,206,130	—	8,658,397
Institutional Class	—	—	—	82,361
Cost of shares redeemed			(19,005,232)	(20,414,978)
Investor Class	(32,896,969)	(43,800,148)
Institutional Class	—	—	(1,331,343)	(21,134)
Net increase/(decrease) in net assets from capital share transactions	41,773,637	(2,280,403)	85,248,548	42,278,875
Total increase/(decrease) in net assets	135,520,730	(26,128,348)	144,027,252	37,515,725
Net Assets:
Beginning of period	315,927,975	342,056,323	186,280,106	148,764,381
End of period	$451,448,705	$315,927,975	$330,307,358	$186,280,106
Capital Share Transactions:
Shares sold
Investor Class	2,067,327	380,092	4,071,806	2,511,769
Institutional Class	—	—	627,289	31,778
Shares issued to shareholders in reinvestment of distributions
Investor Class	—	929,996	—	456,185
Institutional Class	—	—	—	4,326
Shares redeemed
Investor Class	(900,614)	(1,271,839)	(860,381)	(1,007,703)
Institutional Class	—	—	(59,213)	(1,097)
Net increase (decrease)	1,166,713	38,249	3,779,501	1,995,258
See Notes to Financial Statements.

	Value Line Capital Appreciation Fund, Inc.		Value Line Larger Companies Focused Fund, Inc.
	Six Months Ended June 30, 2019 (unaudited)	Year Ended December 31, 2018	Six Months Ended June 30, 2019 (unaudited)	Year Ended December 31, 2018
Operations:
Net investment loss	$(153,986)	$(43,868)	$(1,074,725)	$(2,225,651)
Net realized gain on investments and foreign currency	12,133,663	37,629,756	9,384,124	34,227,507
Change in net unrealized appreciation/(depreciation) on investments and foreign currency translations	74,349,101	(53,281,403)	50,570,348	(27,072,423)
Net increase/(decrease) in net assets from operations	86,328,778	(15,695,515)	58,879,747	4,929,433
Distributions to Shareholders from:
Investor Class	—	(29,292,010)	—	(32,360,640)
Institutional Class	—	(1,883,013)	—	(159,446)
	—	(31,175,023)	—	(32,520,086)
Share Transactions:
Proceeds from sale of shares
Investor Class	63,378,299	114,081,473	16,138,645	11,260,595
Institutional Class	17,159,162	41,939,651	1,847,073	756,533
Proceeds from reinvestment of distributions to shareholders
Investor Class	—	27,627,143	—	31,330,662
Institutional Class	—	1,802,885	—	143,466
Cost of shares redeemed
Investor Class	(51,065,756)
Institutional Class	(11,965,255)	(22,232,223)	(955,669)	(1,201,920)
Net increase/(decrease) in net assets from capital share transactions	17,506,450	46,877,339	(2,235,268)	8,155,604
Total increase/(decrease) in net assets	103,835,228	6,801	56,644,479	(19,435,049)
Net Assets:
Beginning of period	399,626,227	399,619,426	254,436,993	273,872,042
End of period	$503,461,455	$399,626,227	$311,081,472	$254,436,993
Capital Share Transactions:
Shares sold
Investor Class	6,273,030	10,674,620	549,488	346,239
Institutional Class	1,658,964	3,963,576	62,546	23,474
Shares issued to shareholders in reinvestment of distributions
Investor Class	—	3,087,148	—	1,239,350
Institutional Class	—	202,394	—	5,662
Shares redeemed
Investor Class	(4,968,703)	(11,261,176)	(649,638)	(1,096,320)
Institutional Class	(1,157,450)	(2,097,291)	(32,311)	(39,076)
Net increase (decrease)	1,805,841	4,569,271	(69,915)	479,329

Financial Highlights

Selected data for a share of capital stock outstanding throughout each period:
	Value Line Premier Growth Fund, Inc. Investor Class
	Six Months Ended June 30, 2019 (unaudited)	Years Ended December 31,
		2018	2017	2016	2015	2014
Net asset value, beginning of period	$30.47	$33.11	$28.99	$28.93	$33.84	$33.99
Income/(loss) from investment operations:
Net investment income/(loss)	(0.07)	(0.14)	(0.08)	0.00(1)	(0.07)	0.01
Net gains/(losses) on securities (both realized and unrealized)	8.73	0.58	6.56	2.04	0.14	2.29
Total from investment operations	8.66	0.44	6.48	2.04	0.07	2.30
Less distributions:
Dividends from net investment income	—	—	—	—	—	(0.01)
Distributions from net realized gains	—	(3.08)	(2.36)	(1.98)	(4.98)	(2.44)
Total distributions	—	(3.08)	(2.36)	(1.98)	(4.98)	(2.45)
Net asset value, end of period	$39.13	$30.47	$33.11	$28.99	$28.93	$33.84
Total return	28.42%(2)	1.39%	22.32%	7.00%	0.25%	6.75%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$451,449	$315,928	$342,056	$308,694	$330,125	$379,205
Ratio of expenses to average net assets	1.17%(3)	1.20%	1.20%	1.21%	1.23%	1.23%
Ratio of net investment income/(loss) to average net assets	(0.39)%(3)	(0.42)%	(0.26)%	(0.20)%	(0.26)%	0.01%
Portfolio turnover rate	5%(2)	8%	3%	7%	12%	9%
(1)
Amount is less than $.01 per share.

(2)
Not annualized.

(3)
Annualized.

See Notes to Financial Statements.

Selected data for a share of capital stock outstanding throughout each period:
	Value Line Mid Cap Focused Fund, Inc. Investor Class
	Six Months Ended June 30, 2019 (unaudited)	Years Ended December 31,
		2018	2017	2016	2015	2014
Net asset value, beginning of period	$19.11	$19.19	$16.27	$14.99	$14.56	$13.50
Income/(loss) from investment operations:
Net investment income/(loss)	(0.02)	(0.07)	0.00(1)	0.00(1)	(0.08)	(0.01)
Net gains/(losses) on securities (both realized and unrealized)	5.32	0.97	3.23	1.64	0.51	1.08
Total from investment operations	5.30	0.90	3.23	1.64	0.43	1.07
Less distributions:
Dividends from net investment income	—	—	—	—	—	(0.01)
Distributions from net realized gains	—	(0.98)	(0.31)	(0.36)	—	—
Total distributions	—	(0.98)	(0.31)	(0.36)	—	(0.01)
Net asset value, end of period	$24.41	$19.11	$19.19	$16.27	$14.99	$14.56
Total return	27.73%(2)	4.72%	19.84%	10.94%	2.95%	7.90%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$314,117	$184,515	$147,669	$134,030	$118,867	$125,330
Ratio of gross expenses to average net assets	1.10%(3)	1.18%	1.18%	1.21%	1.24%	1.23%
Ratio of net expenses to average net assets	1.10%(3)	1.18%	1.18%	1.21%	1.24%	1.23%
Ratio of net investment loss to average net assets	(0.27)%(3)	(0.46)%	(0.34)%	(0.28)%	(0.53)%	(0.06)%
Portfolio turnover rate	4%(2)	10%	2%	20%	17%	61%
(1)
Amount is less than $.01 per share.

(2)
Not annualized.

(3)
Annualized.

Selected data for a share of capital stock outstanding throughout each period:
	Value Line Mid Cap Focused Fund, Inc. Institutional Class
	Six Months Ended June 30, 2019 (unaudited)	Years Ended December 31,
		2018	2017(1)
Net asset value, beginning of period	$19.17	$19.20	$18.25
Income/(loss) from investment operations:
Net investment income/(loss)	0.00(2)	(0.04)	0.00(2)
Net gains/(losses) on securities (both realized and unrealized)	5.36	0.99	1.26
Total from investment operations	5.36	0.95	1.26
Less distributions:
Distributions from net realized gains	—	(0.98)	(0.31)
Total distributions	—	(0.98)	(0.31)
Net asset value, end of period	$24.53	$19.17	$19.20
Total return	27.96%(5)	4.98%	6.89%(5)
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$16,190	$1,765	$1,095
Ratio of gross expenses to average net assets(3)	1.23%(6)	3.97%	5.61%(6)
Ratio of net expenses to average net assets(4)	0.85%(6)	0.93%	0.93%(6)
Ratio of net investment income/(loss) to average net assets(4)	0.07%(6)	(0.19)%	(0.12)%(6)
Portfolio turnover rate	4%(5)	10%	2%(5)
(1)
Commenced operations on August 12, 2017.

(2)
Amount is less than $.01 per share.

(3)
Ratio reflects expenses grossed up for the reimbursement by the Adviser and Distributor of certain expenses incurred by the Fund.

(4)
Ratio reflects expenses net of the reimbursement by the Adviser and Distributor of certain expenses incurred by the Fund.

(5)
Not annualized.

(6)
Annualized.

See Notes to Financial Statements.

Financial Highlights

Selected data for a share of capital stock outstanding throughout each period:
	Value Line Capital Appreciation Fund, Inc. Investor Class
	Six Months Ended June 30, 2019 (unaudited)	Years Ended December 31,
		2018	2017	2016	2015	2014
Net asset value, beginning of period	$8.94	$9.95	$8.48	$8.72	$9.40	$9.82
Income/(loss) from investment operations:
Net investment income	0.00(1)	0.00(1)	0.05	0.02	0.06	0.12
Net gains/(losses) on securities (both realized and unrealized)	1.88	(0.27)	1.97	0.23	(0.14)	0.92
Total from investment operations	1.88	(0.27)	2.02	0.25	(0.08)	1.04
Less distributions:
Dividends from net investment income	—	(0.01)	(0.05)	(0.02)	(0.06)	(0.11)
Distributions from net realized gains	—	(0.73)	(0.50)	(0.47)	(0.54)	(1.35)
Total distributions	—	(0.74)	(0.55)	(0.49)	(0.60)	(1.46)
Net asset value, end of period	$10.82	$8.94	$9.95	$8.48	$8.72	$9.40
Total return	21.03%(2)	(2.71)%	23.86%	2.80%	(0.86)%	10.62%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$468,388	$375,158	$392,869	$302,636	$350,159	$372,707
Ratio of gross expenses to average net assets(3)	1.10%(4)	1.12%	1.11%	1.16%	1.15%	1.15%
Ratio of net expenses to average net assets(5)	1.10%(4)	1.12%	1.11%	1.16%	1.15%	1.12%
Ratio of net investment income/(loss) to average net assets	(0.08)%(4)	(0.02)%	0.49%	0.22%	0.67%	1.17%
Portfolio turnover rate	21%(2)	86%	88%	53%	45%	57%
(1)
Amount is less than $.01 per share.

(2)
Not annualized.

(3)
Ratio reflects expenses grossed up for the reimbursement by the Adviser and Distributor of certain expenses incurred by the Fund.

(4)
Annualized.

(5)
Ratio reflects expenses net of the reimbursement by the Adviser and Distributor of certain expenses incurred by the Fund.

Selected data for a share of capital stock outstanding throughout each period:
	Value Line Capital Appreciation Fund, Inc. Institutional Class
	Six Months Ended June 30, 2019 (unaudited)	Years Ended December 31,
		2018	2017	2016	2015(1)
Net asset value, beginning of period	$8.89	$9.90	$8.43	$8.65	$9.50
Income/(loss) from investment operations:
Net investment income/(loss)	0.01	0.04	0.07	0.02	(0.07)
Net gains/(losses) on securities (both realized and unrealized)	1.88	(0.30)	1.98	0.25	(0.24)
Total from investment operations	1.89	(0.26)	2.05	0.27	(0.31)
Less distributions:
Dividends from net investment income	—	(0.02)	(0.08)	(0.02)	—
Distributions from net realized gains	—	(0.73)	(0.50)	(0.47)	(0.54)
Total distributions	—	(0.75)	(0.58)	(0.49)	(0.54)
Net asset value, end of period	$10.78	$8.89	$9.90	$8.43	$8.65
Total return	21.26%(4)	(2.61)%	24.31%	3.06%	(3.29)%(4)
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$35,073	$24,469	$6,750	$1,055	$98
Ratio of gross expenses to average net assets(2)	0.98%(5)	1.08%	1.63%	4.82%	6.19%(5)
Ratio of net expenses to average net assets(3)	0.85%(5)	0.87%	0.86%	0.90%	6.19%(5)
Ratio of net investment income/(loss) to average net assets(3)	0.17%(5)	0.19%	0.58%	0.43%	(5.02)%(5)
Portfolio turnover rate	21%(4)	86%	88%	53%	45%(4)
(1)
Commenced operations on November 1, 2015.

(2)
Ratio reflects expenses grossed up for the reimbursement by the Adviser and Distributor of certain expenses incurred by the Fund.

(3)
Ratio reflects expenses net of the reimbursement by the Adviser and Distributor of certain expenses incurred by the Fund.

(4)
Not annualized.

(5)
Annualized.

See Notes to Financial Statements.

Selected data for a share of capital stock outstanding throughout each period:
	Value Line Larger Companies Focused Fund, Inc. Investor Class
	Six Months Ended June 30, 2019 (unaudited)	Years Ended December 31,
		2018	2017	2016	2015	2014
Net asset value, beginning of period	$25.34	$28.65	$23.05	$26.25	$25.28	$25.57
Income/(loss) from investment operations:
Net investment income/(loss)	(0.11)	(0.22)	(0.19)	0.00(1)	(0.14)	(0.01)
Net gains/(losses) on securities (both realized and unrealized)	5.97	0.58	8.00	0.10	2.63	3.23
Total from investment operations	5.86	0.36	7.81	0.10	2.49	3.22
Less distributions:
Dividends from net investment income	—	—	—	—	—	(0.11)
Distributions from net realized gains	—	(3.67)	(2.21)	(3.30)	(1.52)	(3.40)
Total distributions	—	(3.67)	(2.21)	(3.30)	(1.52)	(3.51)
Net asset value, end of period	$31.20	$25.34	$28.65	$23.05	$26.25	$25.28
Total return	23.13%(4)	1.30%	33.79%	0.24%	9.88%	12.41%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$308,609	$253,199	$272,191	$214,675	$233,085	$220,548
Ratio of gross expenses to average net assets(2)	1.16%(5)	1.18%	1.19%	1.23%	1.23%	1.23%
Ratio of net expenses to average net assets(3)	1.15%(5)	1.15%	1.11%	1.13%	1.13%	1.13%
Ratio of net investment income/(loss) to average net assets(3)	(0.72)%(5)	(0.77)%	(0.71)%	(0.62)%	(0.55)%	(0.07)%
Portfolio turnover rate	18%(4)	36%	35%	47%	37%	89%
(1)
Amount is less than $.01 per share.

(2)
Ratio reflects expenses grossed up for the reimbursement by the Adviser and Distributor of certain expenses incurred by the Fund.

(3)
Ratio reflects expenses net of the reimbursement by the Adviser and Distributor of certain expenses incurred by the Fund.

(4)
Not annualized.

(5)
Annualized.

Selected data for a share of capital stock outstanding throughout each period:
	Value Line Larger Companies Focused Fund, Inc. Institutional Class
	Six Months Ended June 30, 2019 (unaudited)	Years Ended December 31,
		2018	2017	2016	2015(1)
Net asset value, beginning of period	$25.41	$28.65	$23.02	$26.18	$27.91
Income/(loss) from investment operations:
Net investment income/(loss)	(0.05)	(0.14)	(0.19)	0.00(2)	(0.09)
Net gains/(losses) on securities (both realized and unrealized)	5.96	0.57	8.03	0.14	(0.12)
Total from investment operations	5.91	0.43	7.84	0.14	(0.21)
Less distributions:
Distributions from net realized gains	—	(3.67)	(2.21)	(3.30)	(1.52)
Total distributions	—	(3.67)	(2.21)	(3.30)	(1.52)
Net asset value, end of period	$31.32	$25.41	$28.65	$23.02	$26.18
Total return	23.26%(5)	1.55%	33.96%	0.40%	(0.73)%(5)
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$2,472	$1,238	$1,681	$401	$101
Ratio of gross expenses to average net assets(3)	2.72%(6)	3.92%	2.73%	17.29%	2.70%(6)
Ratio of net expenses to average net assets(4)	0.90%(6)	0.93%	0.94%	0.98%	2.70%(6)
Ratio of net investment income/(loss) to average net assets(4)	0.43%(6)	(0.58)%	(0.67)%	(0.49)%	(2.16)%(6)
Portfolio turnover rate	18%(5)	36%	35%	47%	37%(5)
(1)
Commenced operations on November 1, 2015.

(2)
Amount is less than $.01 per share.

(3)
Ratio reflects expenses grossed up for the reimbursement by the Adviser and Distributor of certain expenses incurred by the Fund.

(4)
Ratio reflects expenses net of the reimbursement by the Adviser and Distributor of certain expenses incurred by the Fund.

(5)
Not annualized.

(6)
Annualized.

See Notes to Financial Statements.

Notes to Financial Statements (unaudited)

1.   Significant Accounting Policies
Value Line Premier Growth Fund, Inc., Value Line Mid Cap Focused Fund, Inc., Value Line Capital Appreciation Fund, Inc. and Value Line Larger Companies Focused Fund, Inc. (individually a “Fund” and collectively, the “Funds”) are each registered under the Investment Company Act of 1940, as amended, as diversified, open-end management investment companies. Value Line Mid Cap Focused Fund, Inc., Value Line Capital Appreciation Fund, Inc. and Value Line Larger Companies Focused Fund, Inc. each offer two classes of shares: Investor Class shares and Institutional Class shares. Investor Class shares are available to any investor who meets the Fund’s minimum purchase requirement. Institutional Class shares are designed for investors who meet certain administrative, service and account size criteria. The sole investment objective of the Value Line Premier Growth Fund, Inc., Value Line Mid Cap Focused Fund, Inc. and Value Line Larger Companies Focused Fund, Inc. is long-term growth of capital. The primary investment objective of the Value Line Capital Appreciation Fund, Inc. seeks capital appreciation and income consistent with allocation of its assets amongst equity securities, fixed income securities and money market instruments. The Value Line Family of Funds (the “Value Line Funds”) is a family of mutual funds that consists of a variety of equity, fixed income, and hybrid funds.
The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services — Investment Companies.
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.
(A) Security Valuation:   Securities listed on a securities exchange are valued at the closing sales prices on the date as of which the net asset value (“NAV”) is being determined. Securities traded on the National Association of Securities Dealers Automated Quotations (“NASDAQ”) Stock Market are valued at the NASDAQ Official Closing Price. In the absence of closing sales prices for such securities and for securities traded in the over-the-counter market, the security is valued at the midpoint between the latest available and representative asked and bid prices. Short-term instruments with maturities of 60 days or less at the date of purchase are valued at amortized cost, which approximates fair value. Short-term instruments with maturities greater than 60 days at the date of purchase are valued at the midpoint between the latest available and representative asked and bid prices, and commencing 60 days prior to maturity such securities are valued at amortized cost.
Investments in shares of open-end mutual funds, including money market funds, are valued at their daily NAV which is calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) (usually 4:00 P.M. Eastern Standard Time) on each day on which the NYSE is open for business. NAV per share is determined by dividing the fund’s total net assets by the fund’s total number of shares outstanding at the time of calculation.
The Board of Directors (the “Board”) has determined that the value of bonds and other fixed income corporate securities be calculated on the valuation date by reference to valuations obtained from an independent pricing service that determines valuations for normal institutional-size trading units of debt securities, without exclusive reliance upon quoted prices. This service takes into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data in determining valuations. Bonds and fixed income securities are valued at the evaluated bid on the date as of which the NAV is being determined. Securities, other than bonds and other fixed income securities, not priced in this manner are valued at the midpoint between the latest available and representative asked and bid prices, or when stock valuations are used, at the latest quoted sale price as of the regular close of business of the NYSE on the valuation date.
The Board has adopted procedures for valuing portfolio securities in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the Adviser. A valuation committee (the “Valuation Committee”) and a pricing committee (the “Pricing Committee”) have been established by the Board. The Valuation Committee oversees the implementation of the Funds’ valuation methods and makes fair value determinations on behalf of the Board, as necessary. The Pricing Committee monitors the continued appropriateness of methods applied and determines if adjustments should be made in light of market

June 30, 2019

changes, events affecting the issuer, or other factors. If the Pricing Committee determines that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Valuation Committee. In addition, the Funds may use the fair value of a security when the closing market price on the primary exchange where the security is traded no longer reflects the value of a security due to factors affecting one or more relevant securities markets or the specific issuer.
(B) Fair Value Measurements:   The Funds follow fair valuation accounting standards (FASB ASC 820-10) which establishes a definition of fair value and sets out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:
•
Level 1 — Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;

•
Level 2 — Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;

•
Level 3 — Inputs that are unobservable.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The Funds’ policy is to recognize transfers between levels at the beginning of the reporting period.
For the six months ended June 30, 2019, there were no transfers among levels for each Fund.
An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used.
During the six months ended June 30, 2019, there were no Level 3 investments in any Fund. The Schedule of Investments includes a breakdown of the Funds’ investments by category.
(C) Federal Income Taxes:   It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to regulated investment companies, as defined in applicable sections of the Internal Revenue Code, and to distribute all of their investment income and capital gains to their shareholders. Therefore, no provision for federal income tax is required.
As of June 30, 2019, and for all open tax years, management has analyzed the Funds’ tax positions taken on federal and state income tax returns, and has concluded that no provision for federal or state income tax is required in the Funds’ financial statements. The Funds’ federal and state income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and the state departments of revenue. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Value Line Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
(D) Security Transactions and Distributions:   Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on sales of securities are calculated for financial accounting and federal income tax purposes on the basis of first-in first-out convention (“FIFO”). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Interest income, adjusted for the amortization of discount and premium, is earned from settlement date and recognized on the accrual basis. Gains and losses realized on prepayments received on mortgage-related securities are recorded as interest income.

Notes to Financial Statements (unaudited) (continued)

The dividends and distributions were as follows:
	Six Months Ended June 30, 2019 (unaudited)	Year Ended December 31, 2018
Value Line Premier Growth Fund, Inc.
Dividends per share from net investment income	$—	$—
Distributions per share from net realized gains	$—	$3.0850
Value Line Mid Cap Focused Fund, Inc.
Investor Class:
Dividends per share from net investment income	$—	$—
Distributions per share from net realized gains	$—	$0.9787
Institutional Class:
Dividends per share from net investment income	$—	$—
Distributions per share from net realized gains	$—	$0.9787
Value Line Capital Appreciation Fund, Inc.
Investor Class:
Dividends per share from net investment income	$—	$0.0057
Distributions per share from net realized gains	$—	$0.7345
Institutional Class:
Dividends per share from net investment income	$—	$0.0184
Distributions per share from net realized gains	$—	$0.7345
Value Line Larger Companies Focused Fund, Inc.
Investor Class:
Dividends per share from net investment income	$—	$—
Distributions per share from net realized gains	$—	$3.6747
Institutional Class:
Dividends per share from net investment income	$—	$—
Distributions per share from net realized gains	$—	$3.6747
The Value Line Capital Appreciation Fund, Inc. may purchase mortgage pass-through securities on a to-be-announced (“TBA”) basis, with payment and delivery scheduled for a future date. The Fund may enter into a TBA agreement, sell the obligation to purchase the pools stipulated in the TBA agreement prior to the stipulated settlement date and enter into a new TBA agreement for future delivery of pools of mortgage pass-through securities (a “TBA roll”). A TBA roll is treated by the Fund as a purchase transaction and a sale transaction in which the Fund realizes a gain or loss. The Fund’s use of TBA rolls may cause the Fund to experience higher portfolio turnover and higher transaction costs. The Fund could be exposed to possible risk if there is an adverse market reaction, expenses or delays in connection with TBA transactions, or if the counterparty fails to complete the transaction.
Income dividends and capital gains distributions are automatically reinvested in additional shares of each Fund unless the shareholder has requested otherwise. Income earned by the Fund on weekends, holidays and other days on which the Fund is closed for business is declared as a dividend on the next day on which the Fund is open for business. The Value Line Capital Appreciation Fund, Inc. distributes all of its net investment income quarterly and the Value Line Premier Growth Fund, Inc., the Value Line Mid Cap Focused Fund, Inc., and the Value Line Larger Companies Focused Fund, Inc. distribute all of their net investment income annually. Net realized capital gains if any, are distributed to shareholders annually or more frequently if necessary to comply with the Internal Revenue Code.

June 30, 2019

(E) Class Allocations:   All income earned and expenses incurred by the Funds are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the shares of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each Fund or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.
Class Specific Expenses:
	Investor Class	Institutional Class	Total
Value Line Mid Cap Focused Fund, Inc.
Registration and filing fees	$13,633	$9,294	$22,927
Transfer agent fees	58,524	10,644	69,168
Sub-transfer agent fees	26,968	68	27,036
Other	1,870	385	2,255
	Investor Class	Institutional Class	Total
Value Line Capital Appreciation Fund, Inc.
Registration and filing fees	$17,853	$12,232	$30,085
Transfer agent fees	77,241	18,671	95,912
Sub-transfer agent fees	63,639	808	64,447
Other	1,717	427	2,144
	Investor Class	Institutional Class	Total
Value Line Larger Companies Focused Fund, Inc.
Registration and filing fees	$10,810	$8,476	$19,286
Transfer agent fees	65,263	9,439	74,702
Sub-transfer agent fees	11,900	60	11,960
Other	1,826	340	2,166
(F) Foreign Currency Translation:   The books and records of the Funds are maintained in U.S. dollars. Assets and liabilities which are denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange at the valuation date. The Funds do not isolate changes in the value of investments caused by foreign exchange rate differences from the changes due to other circumstances.
Income and expenses are translated to U.S. dollars based upon the rates of exchange on the respective dates of such transactions.
Net realized foreign exchange gains or losses arise from currency fluctuations realized between the trade and settlement dates on securities transactions, the differences between the U.S. dollar amounts of dividends, interest, and foreign withholding taxes recorded by the Funds, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments, at the end of the fiscal period, resulting from changes in the exchange rates. The effect of the change in foreign exchange rates on the value of investments is included in realized gain/(loss) on investments and change in net unrealized appreciation/(depreciation) on investments.
(G) Representations and Indemnifications:   In the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, management expects the risk of loss to be remote.

Notes to Financial Statements (unaudited) (continued)

(H) Accounting for Real Estate Investment Trusts:   The Funds own shares of Real Estate Investment Trusts (“REITs”) which report information on the source of their distributions annually. Distributions received from REITs during the year which represent a return of capital are recorded as a reduction of cost and distributions which represent a capital gain dividend are recorded as a realized long-term capital gain on investments.
(I) Foreign Taxes:   The Funds may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
(J) Securities Lending:   Under an agreement with State Street Bank & Trust (“State Street”), the Funds can lend their securities to brokers, dealers and other financial institutions approved by the Board. By lending their investment securities, the Funds attempt to increase their net investment income through receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest or dividends declared during the term of the loan would accrue to the account of the Funds. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Generally, in the event of a counter-party default, the Funds have the right to use the collateral to offset the losses incurred. The lending fees received and the Funds’ portion of the interest income earned on the cash collateral are included in “Securities lending income” in the Statements of Operations.
Upon entering into a securities lending transaction, the Funds receive cash or other securities as collateral in an amount equal to or exceeding 102% of the current market value of the loaned securities. Any cash received as collateral is invested by State Street Global Advisors, acting in its capacity as securities lending agent (the “Agent”), in the Value Line Funds collateral account, which is subsequently invested into joint repurchase agreements and/or State Street Navigator Securities Lending Government Money Market Portfolio. When the Funds invest the cash collateral in the State Street Navigator Securities Lending Government Money Market Portfolio, a portion of the dividends received on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Funds.
The Funds may enter into joint repurchase agreements whereby their uninvested cash collateral from securities lending is deposited into a joint cash account with other funds managed by the Adviser and may be used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the Funds based on their pro-rata interest in the repurchase agreement. A repurchase agreement is accounted for as a loan by the funds to the seller, collateralized by securities which are delivered to the Fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Funds, with the value of the underlying securities or cash collateral marked-to-market daily to maintain coverage of at least 100%. Investments made with the cash collateral are disclosed on the Schedules of Investments.
As of June 30, 2019, the Funds were not invested in joint repurchase agreements.
As of June 30, 2019, the Funds loaned securities which were collateralized by cash and other securities. The value of the securities on loan and the value of the related collateral were as follows:
Fund	Value of Securities Loaned	Value of Collateral*	Total Collateral (including Calculated Mark)**
Value Line Premier Growth Fund, Inc.	$36,104,402	$36,833,757	$36,885,526
Value Line Mid Cap Focused Fund, Inc.	24,382,843	25,029,461	24,920,391
Value Line Capital Appreciation Fund, Inc.	56,576,152	56,712,670	57,983,389
Value Line Larger Companies Focused Fund, Inc.	47,187,349	47,282,379	48,356,350
*
Value Line Premier Growth Fund, Inc., Value Line Mid Cap Focused Fund, Inc., Value Line Capital Appreciation Fund, Inc. and Value Line Larger Companies Focused Fund, Inc. received cash collateral of  $277,361, $0, $17,849,360 and $16,630,355, respectively, which was subsequently invested in the State Street Navigator Securities Lending Money Market Portfolio as reported in the Schedule of Investments. In addition, Value Line Premier Growth Fund, Inc., Value Line Mid Cap Focused Fund, Inc., Value Line Capital Appreciation Fund, Inc. and Value Line Larger Companies Focused Fund, Inc. received non-cash collateral of  $36,556,396, $25,029,461 $38,863,310 and $30,652,024, respectively, in the form of U.S. Government obligations, which the Funds cannot sell or repledge, and accordingly are not reflected in the Schedule of Investments.

**
Balances represent the end of day mark-to-market of securities lending collateral that will be reflected by the Funds as of the next business day.

June 30, 2019

The following tables represent the amount of payables for cash collateral received on securities on loan as shown on the Statements of Assets and Liabilities for the six months ended June 30, 2019.
	Remaining Contractual Maturity of the Agreements As of June 30, 2019
Value Line Premier Growth Fund, Inc.	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$277,361	$—	$—	$—	$277,361
Total Borrowings	$277,361	$—	$—	$—	$277,361
Gross amount of recognized liabilities for securities lending transactions					$277,361
	Remaining Contractual Maturity of the Agreements As of June 30, 2019
Value Line Capital Appreciation Fund, Inc.	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$17,475,860	$—	$—	$—	$17,475,860
Corporate Bonds & Notes	373,500	—	—	—	373,500
Total Borrowings	$17,849,360	$—	$—	$—	$17,849,360
Gross amount of recognized liabilities for securities lending transactions					$17,849,360
	Remaining Contractual Maturity of the Agreements As of June 30, 2019
Value Line Larger Companies Focused Fund	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$16,630,355	$—	$—	$—	$16,630,355
Total Borrowings	$16,630,355	$—	$—	$—	$16,630,355
Gross amount of recognized liabilities for securities lending transactions					$16,630,355
(K) Subsequent Events:   Management has evaluated all subsequent transactions and events through the date on which these financial statements were issued and has determined that no additional items require adjustment to or disclosure in the financial statements.
2.   Investment Risks
Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly-owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

Notes to Financial Statements (unaudited) (continued)

3.   Purchases and Sales of Securities
Purchases and sales of securities, excluding short-term investments for the six months ended June 30, 2019, were as follows:
Fund	Purchases of Investment Securities	Sales of Investment Securities	Purchases of U.S. Government Agency Obligations	Sales of U.S. Government Agency Obligations
Value Line Premier Growth Fund, Inc.	$33,930,841	$18,389,981	$—	$—
Value Line Mid Cap Focused Fund, Inc.	64,457,971	10,202,859	—	—
Value Line Capital Appreciation Fund, Inc.	103,187,277	90,396,701	6,015,486	2,715,729
Value Line Larger Companies Focused Fund, Inc.	53,170,795	55,722,504	—	—
4.   Income Taxes
At June 30, 2019, information on the tax components of capital is as follows:
Fund	Cost of investments for tax purposes	Gross tax unrealized appreciation	Gross tax unrealized depreciation	Net tax unrealized appreciation/ (depreciation) on investments
Value Line Premier Growth Fund, Inc.	$189,593,933	$262,490,142	$(1,000,335)	$261,489,807
Value Line Mid Cap Focused Fund, Inc.	216,394,402	113,605,290	(265,655)	113,339,635
Value Line Capital Appreciation Fund, Inc.	427,742,533	111,885,344	(14,917,371)	96,967,973
Value Line Larger Companies Focused Fund, Inc.	225,131,384	111,884,437	(9,042,239)	102,842,198
5.   Investment Advisory Fee, Service and Distribution Fees and Transactions With Affiliates
Effective January 1, 2018, the advisory fee was reduced following the unbundling of its fee from amounts payable for administration services provided by the Funds’ Custodian. For the Value Line Premier Growth Fund, Inc. and Value Line Larger Companies Focused Fund, Inc. advisory fees were computed at an annual rate of 0.73% and 0.72% respectively of the daily net assets during the period. For Value Line Mid Cap Focused Fund, Inc. and Value Line Capital Appreciation Fund, Inc. advisory fees were computed at an annual rate of 0.70% of the first $100 million of the Funds’ average daily net assets plus 0.65% of the excess thereof. The Funds’ advisory fees are paid monthly. The Adviser provides research, investment programs, and supervision of the investment portfolio and pays costs of administrative services, office space, equipment and compensation of administrative, bookkeeping, and clerical personnel necessary for managing the affairs of the Funds. The Adviser also provides persons, satisfactory to the Funds’ Board, to act as officers and employees of the Funds and pays their salaries. For the six months ended June 30, 2019, the below Advisory fee was paid or payable to the Adviser:
Fund	Advisory Fee
Value Line Premier Growth Fund, Inc.	$1,417,259
Value Line Mid Cap Focused Fund, Inc.	791,093
Value Line Capital Appreciation Fund, Inc	1,522,599
Value Line Larger Companies Focused Fund, Inc	1,081,508

June 30, 2019

The Funds have a Service and Distribution Plan (the “Plan”), adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, which compensates EULAV Securities, LLC (the “Distributor”) for advertising, marketing and distributing the Funds’ shares and for servicing the Funds’ shareholders at an annual rate of 0.25% of the Funds’ average daily net assets attributable to Investor Class shares. Institutional Class shares do not pay Rule 12b-1 distribution and service fees, and are not subject to the Plan. For the six months ended June 30, 2019, the below 12b-1 fees were paid or payable to the Distributor and waived by the Distributor:
Fund	Distribution & Service Fees
Value Line Premier Growth Fund, Inc.	$483,478
Value Line Mid Cap Focused Fund, Inc.	298,385
Value Line Capital Appreciation Fund, Inc	552,394
Value Line Larger Companies Focused Fund, Inc	370,751
The Funds have a Sub-Transfer Agent Plan (the “sub TA plan”) which compensates financial intermediaries that provide sub-transfer agency and related services to investors that hold their Fund shares of such class in omnibus accounts maintained by the financial intermediaries with the Funds. The sub-transfer agency fee, which may be paid directly to the financial intermediary or indirectly via the Distributor, is equal to the lower of  (i) the aggregate amount of additional transfer agency fees and expenses that the Funds would otherwise pay to the transfer agent if each subaccount in the omnibus account for such class of shares maintained by the financial intermediary with the Funds were a direct account with the Funds and (ii) the amount by which the fees charged by the financial intermediary for including the Funds on its platform and providing shareholder, sub-transfer agency and related services exceed the amount paid under the Funds’ Plan with respect to each Fund’s assets attributable to shares held by the financial intermediary in the omnibus account. In addition, the amount of sub-transfer agency fees payable by the Fund’s to all financial intermediaries in the aggregate is subject to a maximum cap of 0.05% of each Fund’s average daily net assets. If the sub-transfer agency fee is paid to financial intermediaries indirectly via the Distributor, the Distributor does not retain any amount thereof and such fee otherwise reduces the amount that the Distributor is contractually obligated to pay to the financial intermediary. For the six months ended June 30, 2019, the below Sub TA fees were paid or payable to the Distributor and waived by the Distributor:
Fund	Sub TA Fees	Waived Amount
Value Line Premier Growth Fund, Inc.	$38,439	$—
Value Line Mid Cap Focused Fund, Inc.	27,036	68
Value Line Capital Appreciation Fund, Inc.	64,447	808
Value Line Larger Companies Focused Fund, Inc.	11,960	60
The Adviser agreed to pay or reimburse certain expenses of the Fund’s attributable to the Institutional Class, to the extent necessary to limit the Fund’s total annual operating expenses to an amount equal to the operating expense of the Fund’s Investor Class, less the 12b-1 fee paid by such Investor Class, of the Fund’s average daily net assets attributable to the applicable class (the “Expense Limitation”). The Adviser and the Distributor may subsequently recover from the Fund contractually reimbursed expenses and/or waived fees (within 3 years from the month in which the waiver/reimbursement occurred) to the extent that such class’ expense ratio is less than the Expense Limitation. The Expense Limitation can be terminated or modified only with the agreement of the Board of Directors. Effective March 17, 2016, and renewed annually, the Distributor contractually agreed to waive all or a portion of its sub TA fees attributable to the Institutional Class and the Adviser contractually agreed to reimburse the Funds to the Expense Limitation. As of June 30, 2019, fees contractually reimbursed amounted to $16,850, $19,713 and $39,654 for the Value Line Mid Cap Focused Fund, Value Line Capital Appreciation Fund and Value Line Larger Companies Focused Fund, respectively. As of June 30, 2019, the Adviser and Distributor may seek reimbursement of the remaining waived fees and reimbursed expenses as follows:

Notes to Financial Statements (unaudited) (continued)

Fund	Expiration	Fees Waived and Reimbursed by the Adviser	Recovery of Previously Waived Fees/Expenses Assumed

Value Line Mid Cap Focused Fund Inc.	June 30, 2022	$72,748	$—
Value Line Capital Appreciation Fund, Inc.	June 30, 2022	109,852	—
Value Line Larger Companies Focused Fund, Inc.	June 30, 2022	304,182	1,938
During the six months ended June 30, 2019, the Funds did not make any repayments to the Adviser and Distributor for previously waived and reimbursed fees.
Each Fund bears direct expenses incurred specifically on its behalf while common expenses of the Value Line Funds are allocated proportionately based upon each Fund’s respective net assets. The Funds bear all other costs and expenses.

Fund Expenses (unaudited)

Example
As a shareholder of the Funds, you incur ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Example is based on an investment of  $1,000 invested at the beginning of the period and held for the entire period (January 1, 2019 through June 30, 2019).
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.
	Beginning Account Value January 1, 2019	Ending Account Value June 30, 2019	Expenses Paid During Period*	Annualized Expense Ratio
Actual
Value Line Premier Growth Fund, Inc. – Investor Class	$1,000.00	$1,284.20	$6.63	1.17%
Value Line Mid Cap Focused Fund, Inc. – Investor Class	1,000.00	1,277.30	6.21	1.10
Value Line Mid Cap Focused Fund, Inc. – Institutional Class	1,000.00	1,279.60	4.80	0.85
Value Line Capital Appreciation Fund, Inc. – Investor Class	1,000.00	1,210.30	6.03	1.10
Value Line Capital Appreciation Fund, Inc. – Institutional Class	1,000.00	1,212.60	4.66	0.85
Value Line Larger Companies Focused Fund, Inc. – Investor Class	1,000.00	1,231.30	6.36	1.15
Value Line Larger Companies Focused Fund, Inc. – Institutional Class	1,000.00	1,232.60	4.98	0.90
Hypothetical (5% return before expenses)
Value Line Premier Growth Fund, Inc. – Investor Class	$1,000.00	$1,018.99	$5.86	1.17%
Value Line Mid Cap Focused Fund, Inc. – Investor Class	1,000.00	1,019.34	5.51	1.10
Value Line Mid Cap Focused Fund, Inc. – Institutional Class	1,000.00	1,020.58	4.26	0.85
Value Line Capital Appreciation Fund, Inc. – Investor Class	1,000.00	1,019.34	5.51	1.10
Value Line Capital Appreciation Fund, Inc. – Institutional Class	1,000.00	1,020.58	4.26	0.85
Value Line Larger Companies Focused Fund, Inc. – Investor Class	1,000.00	1,019.09	5.76	1.15
Value Line Larger Companies Focused Fund, Inc. – Institutional Class	1,000.00	1,020.33	4.51	0.90
*
Expenses are equal to the Funds’ annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the Fund’s most recent fiscal one-half year). This expense ratio may differ from the expense ratio shown in the financial highlights.

Semi-Annual Report

FACTORS CONSIDERED BY THE BOARD IN APPROVING CONTINUANCE OF
THE INVESTMENT ADVISORY AGREEMENTS
FOR VALUE LINE MID CAP FOCUSED FUND, INC., VALUE LINE CAPITAL
APPRECIATION FUND, INC., VALUE LINE LARGER COMPANIES FOCUSED
FUND, INC., AND VALUE LINE PREMIER GROWTH FUND, INC.
The Investment Company Act of 1940 (the “1940 Act”) requires the Boards of Directors (the “Board”) of Value Line Mid Cap Focused Fund, Inc., Value Line Capital Appreciation Fund, Inc., Value Line Larger Companies Focused Fund, Inc., and Value Line Premier Growth Fund, Inc. (each, a “Fund” and collectively, the “Funds”), including a majority of each Board’s Directors who are not “interested persons,” as that term is defined in the 1940 Act (the “Independent Directors”), to annually consider the continuance of each Fund’s investment advisory agreement (each, an “Agreement”) with its investment adviser, EULAV Asset Management (the “Adviser”).
As part of the process in considering the continuance of each Fund’s Agreement, the Board requested, and the Adviser provided, such information as the Board deemed to be reasonably necessary to evaluate the terms of such Agreement. At meetings held throughout the year, including the meeting specifically focused upon the review of each Agreement, the Independent Directors met in executive sessions separately from the non-Independent Director of the Funds and any officers of the Adviser. In considering the continuance of each Agreement, the Independent Directors relied upon the assistance of counsel to the Independent Directors.
Both in the meeting specifically focused upon the review of the Agreements and at other meetings, the Board, including the Independent Directors, received materials relating to the Adviser’s investment and management services under the Agreements. These materials included information for each Fund regarding, among other things: (i) the Fund’s investment performance, performance-related metrics and risk-related related metrics over various periods of time and comparisons thereof to similar information regarding the Fund’s benchmark index, the Fund’s category of comparable funds (the “Category”) (as objectively classified, selected and prepared by Broadridge Financial Solutions, Inc., an independent board consulting service, utilizing the classification system of Morningstar, Inc., an independent evaluation service (together, “Broadridge/Morningstar”)), and the Fund’s more narrow peer group of comparable funds (the “Peer Group”) (again, as objectively classified, selected and prepared by Broadridge/Morningstar); (ii) the Fund’s investment process, portfolio holdings, investment restrictions, valuation procedures, and financial statements; (iii) purchases and redemptions of the Fund’s shares; (iv) the Adviser’s view of the general investment outlook in the markets in which the Fund invests; (v) arrangements with respect to the distribution of the Fund’s shares; (vi) the allocation and cost of the Fund’s brokerage (none of which was effected through any affiliate of the Adviser, including EULAV Securities LLC (the “Distributor”)); and (vii) the overall nature, quality and extent of services provided by the Adviser.
As part of their review, the Board requested, and the Adviser provided, additional information in order to evaluate the quality of the Adviser’s services and the reasonableness of its fees under each Fund’s Agreement. In a separate executive session, the Independent Directors reviewed information for each Fund, which included data comparing: (i) advisory, administrative, distribution, custody, accounting, audit, legal, transfer agency, and other non-management expenses incurred by the Fund to those incurred by the Fund’s Peer Group and Category; (ii) the Fund’s expense ratio to those of its Peer Group and Category; and (iii) the Fund’s investment performance, performance-related metrics and risk-related related metrics over various time periods to similar information regarding the Fund’s benchmark index, Peer Group and Category.
In classifying a Fund within a Category, Broadridge/Morningstar considered the characteristics of the Fund’s actual portfolio holdings over various periods of time relative to the market and other factors that distinguish a particular investment strategy under Broadridge/Morningstar’s methodology with the objective to permit meaningful comparisons. Broadridge/Morningstar classified Value Line Mid Cap Focused Fund, Inc. and Value Line Premier Growth Fund, Inc. within its Mid-Cap Growth category and classified Value Line Larger Companies Focused Fund, Inc. within its Large Growth category. Broadridge/Morningstar classified Value Line Capital Appreciation Fund, Inc. within its Allocation–70% to 85% Equity category and also included funds within its Allocation–85%+ Equity category in constructing the Fund’s custom Category to permit more robust comparisons.
In preparing a Peer Group for each Fund, Broadridge/Morningstar considered the Fund’s most recent portfolio holdings in light of the same factors used in classifying a Fund within a Category, as well as additional factors including similarity of expense structure (e.g., same share class characteristics) and net asset size. Generally, the final Peer Group consists of funds that range in net assets from twice-in-size to half-in-size of the Fund and includes roughly equal numbers of funds that are smaller and larger than the Fund. Broadridge/Morningstar prepared the Peer Group for Value Line Larger Companies Focused Fund, Inc. consisting of 14 other retail, no-load funds with similar investment style, expense structure and asset size as the Fund. The Peer Group for Value Line Mid Cap Focused Fund, Inc. consists of 8 other retail, no-load funds with similar investment style, expense structure and asset size as the Fund. The Peer Group for the Value Line Premier Growth Fund, Inc. consists of 9 other retail, no-load funds with similar investment style, expense structure and asset size as the Fund, and the Peer Group for Value Line Capital Appreciation Fund, Inc. consists of 5 other retail, load and no-load funds with similar investment style, expense structure and asset size as the Fund.
In their executive session, the Independent Directors also reviewed information regarding: (a) the financial results and condition of the Adviser and the Distributor and their profitability from the services that have been performed for each Fund and the Value Line family of funds; (b) the Adviser’s investment management staffing and resources; (c) the ownership, control and day-to-day management of the Adviser; (d) each Fund’s potential for achieving economies of scale; and (e) potential “fall-out” benefits to the Adviser. In support of its review of the statistical information, the Board discussed with Broadridge/Morningstar the description of the methodology used by Broadridge/Morningstar to determine each Fund’s Peer Group and Category and the results of the statistical information prepared by Broadridge/Morningstar.
The Board observed that there is a range of investment options available to shareholders of the Funds, including other mutual funds, and that each Fund’s shareholders have chosen to invest in the Fund.
The following summarizes matters considered by the Board in connection with its continuance of each of the Agreements. However, the Board did not identify any single factor as all-important or controlling, each Director may have weighed certain factors differently, and the summary does not detail all the matters that were considered.
Investment Performance.   The Board reviewed each Fund’s overall investment performance and compared it to its Peer Group, Category and benchmark index, including considering as appropriate their respective relative risk profiles.
Value Line Larger Companies Focused Fund, Inc.    The Board noted that the Fund outperformed the Peer Group and Category medians and the benchmark index for the one-year, three-year and five-year periods ended March 31, 2019. The Board noted that the Fund’s performance for the ten-year period ended March 31, 2019 was above the Peer Group median and the benchmark index, but equal to the Category median.
Value Line Mid Cap Focused Fund, Inc.   The Board noted that the Fund outperformed the Peer Group and Category medians and the benchmark index for the one-year, three-year and five-year periods ended March 31, 2019. The Board also noted that the Fund underperformed the Category median and the benchmark index, but outperformed the Peer Group median, for the ten-year period ended March 31, 2019. The Board considered that the Fund’s performance in periods prior to March 2015 was achieved before the Fund’s adoption of a non-fundamental policy of investing at least 80% of the Fund’s total assets in common stocks and other equity securities of mid-sized companies under normal conditions.
Value Line Premier Growth Fund, Inc.   The Board noted that the Fund outperformed the Peer Group and Category medians and the benchmark index for the one-year, three-year and ten-year periods ended March 31, 2019. The Board also noted that the Fund outperformed the Peer Group and Category medians, but not the benchmark index, for the five-year period ended March 31, 2019.
Value Line Capital Appreciation Fund, Inc.   The Board noted that the Fund outperformed the Peer Group and Category medians and the benchmark index for the one-year, three-year and five-year periods ended March 31, 2019. The Board also noted that the Fund outperformed the Category median and the benchmark index, but not the Peer Group median, for the ten-year period ended March 31, 2019.
The Adviser’s Personnel and Methods.   The Board reviewed the background of the portfolio managers responsible for the daily management of each Fund’s portfolio, seeking to achieve the applicable Fund’s investment objectives and adhering to such Fund’s investment strategies. The Independent Directors also engaged in discussions with the Adviser’s senior management responsible for the overall functioning of each Fund’s investment operations. The Board viewed favorably: (i) the Adviser’s use of analytic tools in support of the portfolio management, compliance and shareholder relation functions which the Adviser previously committed resources to acquire; (ii) the continuity of the Adviser’s staff attributable in part to its actions taken to attract and retain personnel, including its ongoing improvements to employee benefit programs, a special bonus paid to employees upon crossing $3 billion in assets under management, and previous increases in base compensation and merit-based compensation for certain staff members to be more industry competitive; and (iii) that the Adviser continues to receive the Value Line ranking systems without additional cost beyond amounts required to be paid under the Adviser’s charter document. The Board concluded that each Fund’s management team and the Adviser’s overall resources were adequate and that the Adviser had investment management capabilities and personnel essential to performing its duties under the Agreement.
Adviser’s Fee.   The Board considered the Adviser’s fee rate under each Fund’s Agreement relative to the advisory fee rate applicable to the funds in such Fund’s Peer Group and Category before applicable fee waivers. After a review of the information provided to the Board, the Board concluded that each Fund’s fee rate for compensation for the services provided and costs borne by the Adviser under its Agreement was satisfactory for the purpose of approving continuance of such Agreement.
Value Line Larger Companies Focused Fund, Inc.   Before giving effect to fee waivers applicable to certain funds in the Peer Group and Category, the Board noted that, for the most recent fiscal year for which audited financial data is available, the Fund’s advisory fee rate payable under its Agreement was greater than that of the Peer Group and Category medians.
Value Line Mid Cap Focused Fund, Inc.   Before giving effect to fee waivers applicable to certain funds in the Peer Group and Category, the Board noted that, for the most recent fiscal year for which audited financial data is available, the Fund’s advisory fee rate payable under the Agreement was less than the advisory fee rate of the Peer Group and Category medians.
Value Line Premier Growth Fund, Inc.   Before giving effect to fee waivers applicable to certain funds in the Peer Group and Category, the Board noted that, for the most recent fiscal year for which audited financial data is available, the Fund’s advisory fee rate payable under the Agreement was less than the advisory fee rate of the Peer Group and Category medians.

Semi-Annual Report (continued)

Value Line Capital Appreciation Fund, Inc.   Before giving effect to fee waivers applicable to certain funds in the Peer Group and Category, the Board noted that, for the most recent fiscal year for which audited financial data is available, the Fund’s advisory fee rate payable under the Agreement was less than the advisory fee rate of the Peer Group and Category medians.
Expenses.   The Board also considered each Fund’s total expense ratio relative to its Peer Group and Category medians. For Funds offering more than one class of shares, the Board compared expense ratios of the Peer Group and Category medians to those of the Fund’s Investor Class Shares, not Institutional Class Shares. For each of the Funds, the Adviser, the Distributor and the Board agreed that the Distributor and Adviser will make permanent the class-level contractual expense limitation agreement, pursuant to which the Distributor and the Adviser, respectively, waive certain class-specific sub-transfer agency fees and pay certain class-specific expenses incurred by the Institutional Class to the extent necessary to contractually limit the class-specific fees and expenses of the Institutional Class to the same percentage of its average daily net assets as the class-specific fees and expenses of the Investor Class (excluding Rule 12b-1 fees and any extraordinary expenses incurred in different amounts by the classes). This expense limitation agreement can be terminated without shareholder approval only by agreement of the Fund’s Board. For Value Line Larger Companies Focused Fund, Inc., the Adviser and the Board agreed that the Adviser will also continue to waive certain Fund-wide fees and further assume certain Fund-wide expenses to the extent necessary to limit such expenses (excluding brokerage commissions, interest, taxes, and certain non-routine Fund-wide expenses) to 0.90% of the average daily net assets of the Institutional Class and 1.15% of the average daily net assets of the Investor Class through June 30, 2020. This expense limitation agreement can be terminated or modified before June 30, 2020 only with the approval of the Board. Each expense limitation agreement provides that the Adviser and the Distributor, as applicable, may subsequently recover from assets attributable to the relevant class the waived fees and/or reimbursed expenses (within 3 years from the month in which the waiver/reimbursement occurred) to the extent its expense ratio (subject to the exclusions noted above) is less than the applicable expense limitation or, if lower, the expense limitation in effect when the waiver or reimbursement occurred. After a review of the information provided to the Board, the Board concluded that each Fund’s average expense ratio was satisfactory for the purpose of approving continuance of the Fund’s Agreement.
Value Line Larger Companies Focused Fund, Inc.   The Board noted that, for the most recent fiscal year for which audited financial data is available, the Fund’s expense ratio was less than that of the Peer Group median before, but equal to the Peer Group median after, giving effect to fee waivers applicable to the Fund and certain funds in the Peer Group. The Board also noted that, for the most recent fiscal year for which audited financial date is available, the Fund’s expense ratio was higher than that of the Category median both before and after giving effect to fee waivers applicable to the Fund and certain funds in the Category.
Value Line Mid Cap Focused Fund, Inc.   The Board noted that, for the most recent fiscal year for which audited financial data is available, the Fund’s expense ratio was lower than that of the Peer Group and Category medians both before and after giving effect to fee waivers applicable to certain funds in the Peer Group and Category.
Value Line Premier Growth Fund, Inc.   The Board noted that, for the most recent fiscal year for which audited financial data is available, the Fund’s expense ratio was less than that of the Peer Group median both before and after giving effect to fee waivers applicable to certain funds in the Peer Group and Category. The Board further noted that, for the most recent fiscal year for which audited financial data is available, the Fund’s expense ratio was less than that of the Category median before, but equal to the Category median after, giving effect to fee waivers applicable to certain funds in the Category.
Value Line Capital Appreciation Fund, Inc.   The Board noted that, for the most recent fiscal year for which audited financial data is available, the Fund’s expense ratio was less than that of the Peer Group and Category medians both before and after giving effect to fee waivers applicable to the Fund and certain funds in the Peer Group.
Nature, Extent and Quality of Services.   The Board considered the nature, extent and quality of other services provided by the Adviser and the Distributor. At meetings held throughout the year, the Board reviewed the resources and effectiveness of the Adviser’s overall compliance program, as well as the services provided by the Distributor. The Board reviewed the services provided by the Adviser and the Distributor in supervising each of the Fund’s third-party service providers. The Board also reviewed the services of the Distributor in engaging financial intermediaries to provide sub-transfer agency and related services to shareholders who hold their shares of a Fund in omnibus accounts. The Board noted that the Distributor and the Adviser retained no portion of a Fund’s sub-transfer agency fees as compensation for these services. However, the Distributor and the Adviser would benefit from a Fund’s payment of such fees to financial intermediaries if such payment were to reduce amounts that the Distributor or the Adviser would otherwise pay out of their own resources to the financial intermediaries. Based on this review, the Board concluded that the nature, quality, cost, and extent of such other services provided by the Adviser and the Distributor were satisfactory, reliable and beneficial to each Fund’s shareholders.
Profitability.   The Board considered the level of profitability of the Adviser and the Distributor with respect to each Fund individually and in the aggregate for all the funds within the Value Line group of funds, including the impact of the restructuring of the Adviser and Distributor in 2010 and certain actions taken during the current and prior years. These actions included the reduction (voluntary in some instances, contractual or permanent in other instances) of advisory, sub-transfer agency and/or Rule 12b-1 fees for certain funds, the Funds’ policy prohibiting the Adviser’s use of soft dollar research, and the cessation of trading through the Distributor. The Board also considered the Adviser’s continued attention to the rationalization and differentiation of funds within the Value Line group of funds to better identify opportunities for savings and efficiencies among the funds. The Board concluded that the profitability of the Adviser and the Distributor with respect to each Fund, including the financial results derived from each Fund’s Agreement, was within a range the Board considered reasonable in the overall context of its consideration of the continuance of the Agreements.

Other Benefits.   The Board also considered the character and amount of other direct and incidental benefits received by the Adviser and the Distributor from their association with each Fund. The Board concluded that potential “fall-out” benefits that the Adviser and the Distributor may receive, such as greater name recognition, appear to be reasonable, and may in some cases benefit the Funds.
Economies of Scale.
Value Line Larger Companies Focused Fund, Inc.   The Board considered that, given both the current and anticipated size of the Fund, any perceived and potential economies of scale were not yet a significant consideration for the Fund and that the addition of breakpoints to the fee structure was not currently necessary.
Value Line Mid Cap Focused Fund, Inc.   The Board noted the Agreement includes a breakpoint applicable to the Adviser’s fee under which the Adviser is paid 0.66% on the first $100 million of the Fund’s average daily net assets and 0.61% on any additional assets. The Board considered that, given the current and anticipated size of the Fund, any perceived and potential economies of scale were not yet a significant consideration for the Fund and that the addition of more breakpoints to the fee structure was not currently necessary.
Value Line Premier Growth Fund, Inc.   The Board considered that, given both the current and anticipated size of the Fund, any perceived and potential economies of scale were not yet a significant consideration for the Fund and that the addition of breakpoints to the fee structure was not currently necessary.
Value Line Capital Appreciation Fund, Inc.   The Board noted the Agreement includes a breakpoint applicable to the Adviser’s fee under which the Adviser is paid 0.68% on the first $100 million of the Fund’s average daily net assets and 0.63% on any additional assets. The Board considered that, given the current and anticipated size of the Fund, any perceived and potential economies of scale were not yet a significant consideration for the Fund and that the addition of more breakpoints to the fee structure was not currently necessary.
Fees and Services Provided for Other Comparable Funds/Accounts Managed by the Adviser.   The Board was informed by the Adviser that the Adviser does not currently manage any non-mutual fund account that has similar objectives and policies as those of the Funds.
Conclusion.   The Board examined the totality of the information it was provided at the meeting specifically addressing approval of each Fund’s Agreement and at other meetings held during the past year and did not identify any single controlling factor. Based on its evaluation of all material factors deemed relevant and with the advice of independent counsel, the Board concluded that the rate at which each Fund pays an Adviser’s fee to the Adviser under its Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining. Further, the Board concluded that each Fund’s Agreement, and the Adviser’s fee rate thereunder, is fair and reasonable and voted to continue each Agreement.

The Value Line Family of Funds
In 1950, Value Line started its first mutual fund. Since then, knowledgeable investors have been relying on the Value Line Funds to help them build their financial futures. Over the years, Value Line Funds has evolved into what we are today – a diversified family of no-load mutual funds with a wide range of investment objectives – ranging from small, mid and large capitalization equities to fixed income. We also provide strategies that effectively combine both equities and fixed income, diligently taking into account the potential risk and reward of each investment.
Strategies That Have Stood the Test of Time

1950	Value Line Mid Cap Focused Fund seeks long-term growth of capital.
1952	Value Line Capital Appreciation Fund** seeks income, as high and dependable as is consistent with reasonable risk and capital growth to increase total return.
1956	Value Line Premier Growth Fund seeks long-term growth of capital.
1972	Value Line Larger Companies Focused Fund's sole investment objective is long-term growth of capital.
1983	**Value Line Centurion Fund**† seeks long-term growth of capital.
1984	The Value Line Tax Exempt Fund seeks to provide investors with the maximum income exempt from federal income taxes while avoiding undue risk to principal. Capital appreciation is a secondary objective but only when consistent with the Fund's primary objective.
1986	Value Line Core Bond Fund seeks to maximize current income. Capital appreciation is a secondary objective but only when consistent with the Fund's primary objective.
1987	**Value Line Strategic Asset Management Trust**† seeks to achieve a high total investment return consistent with reasonable risk.
1993	Value Line Small Cap Opportunities Fund seeks long-term growth of capital.
1993	Value Line Asset Allocation Fund seeks to achieve a high total investment return (current income and capital appreciation) consistent with reasonable risk. For this purpose, risk takes into account volatility and other factors as determined by the Adviser.
2014	**Value Line VIP Equity Advantage Fund*** seeks capital appreciation. Current income is a secondary investment objective.
2015	Institutional shares launched for the Value Line Larger Companies Focused Fund, Small Cap Opportunities Fund, Asset Allocation Fund and Capital Appreciation Fund**.
2017	Institutional shares launched for Value Line Mid Cap Focused Fund.

*
Offered as an investment option to owners of the Guardian ProSeriesSM Variable Annuities issued by The Guardian Insurance & Annuity Company, Inc.

**
Formerly Value Line Income and Growth Fund.

†
Only available through the purchase of Guardian Investor, a tax deferred variable annuity, or ValuePlus, a variable life insurance policy.

For more complete information about any of the Value Line Funds, including charges and expenses, send for a prospectus from EULAV Securities, LLC, 7 Times Square, New York, New York 10036-6524 or call 1-800-243-2729, 9am – 5pm CST, Monday – Friday, or visit us at www.vlfunds.com. Read the prospectus carefully before you invest or send money.

Item 5. Audit Committee of Listed Registrants

Not Applicable.

Item 6. Investments

Not Applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10. Submission of Matters to a Vote of Security Holders

Not Applicable

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-2(c) under the Act (17 CFR 270.30a-2(c) ) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report, are appropriately designed to ensure that material information relating to the registrant is made known to such officers and are operating effectively.

(b)	The registrant’s principal executive officer and principal financial officer have determined that there have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including corrective actions with regard to significant deficiencies and material weaknesses.

Item 12. Exhibits.

(a)	(1)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2) attached hereto as Exhibit 99.CERT.

(2)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By	/s/ Mitchell E. Appel
Mitchell E. Appel, President

Date: September 6, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mitchell E. Appel
Mitchell E. Appel, President, Principal Executive Officer

By:	/s/ Emily D. Washington
Emily D. Washington, Treasurer, Principal Financial Officer

Date: September 6, 2019